Exhibit 4.4

EXECUTION VERSION

THIRD AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

THIS THIRD AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT (this “Agreement”) is entered into on December 11, 2013, by and among eHi Auto Services Limited, a limited liability company organized and existing under the laws of the Cayman Islands (the “Company”), the investors listed in Schedule A attached hereto (each an “Investor,” collectively, the “Investors”), each member of the Company Group (as defined below) listed in Schedule B attached hereto, Mr. Ruiping Zhang, the holder of United States passport number 711188529 (the “Founder”), and amends and restates in its entirety the Second Amended and Restated Investors’ Rights Agreement dated October 9, 2013, by and among the Company, the Founder, and certain Investors (the “Prior Agreement”). The Company, the Investors, the members of the Company Group and the Founder are referred to herein collectively as “Parties” and individually as a “Party.”

RECITALS

A.                                    The Company, the members of the Company Group, the Founder and certain other parties entered into a Share Purchase Agreement regarding subscription of the Series E Preferred Shares on December 11, 2013 (the “Series E Share Purchase Agreement”).

B.                                    It is a condition precedent under the Series E Share Purchase Agreement that the Company, the Investors, the members of the Company Group and the Founder enter into this Agreement.

C.                                    The Parties desire to enter into this Agreement, accept the rights, covenants and obligations herein, and amend and restate the Prior Agreement in its entirety.

D.                                    The Prior Agreement may be amended with the written consent of each of the Company, the Founder, GS, CDH, Qiming and Crawford .

WITNESSETH

NOW, THEREFORE, in consideration of the premises set forth above, the mutual promises and covenants set forth herein and other good and valuable consideration, the Parties agree as follows:

1.                                      Interpretation.

1.1                               Definitions. Capitalized terms used herein without definition shall have the meanings set forth in the Series E Share Purchase Agreement. The following terms shall have the meanings ascribed to them below:

“Affiliate” means, with respect to a Person, any other Person that, directly or indirectly, Controls, is Controlled by or is under common Control with such Person (and for the purposes of this Agreement, “Affiliates” of GS Car Rental HK Limited and GS Car Rental HK Parallel Limited shall include Goldman, Sachs & Co. and/or its Affiliates).

“Agreement” has the meaning set forth in the Preamble of this Agreement.

“Applicable Securities Laws” means (i) with respect to any offering of securities in the U.S., or any other act or omission within that jurisdiction, the securities Law of the U.S., including the Exchange Act and the Securities Act, and any applicable securities Laws of any state of the U.S., and (ii) with respect to any offering of securities in any jurisdiction other than the U.S., or any related act or omission in that jurisdiction, the applicable securities Laws of that jurisdiction.

“Approval” means any approval, license, authorization, release, order, or consent required to be obtained from, or any registration, qualification, designation, declaration, filing, notice, statement or other communication required to be filed with or delivered to, any Governmental Authority or any other Person, or any waiver of any of the foregoing.

“Arbitration Notice” has the meaning set forth in Section 14.2(b) hereof.

“As Adjusted” means as appropriately adjusted for any subsequent bonus issue, share split, consolidation, subdivision, reclassification, recapitalization or similar arrangement.

“Auditing Firm” means each of Deloitte Touche Tohmatsu, Ernst & Young LLP, KPMG LLP, Pricewaterhouse Coopers LLP and their respective Affiliates.

“Block Trade” means a single trade among institutions at or exceeding a minimum threshold quantity of shares as permitted by the applicable stock exchange, which is executed apart and away from the open outcry or electronic markets. Without limiting the generality of the foregoing, such single trade of five times the reported average daily trading volume of the Common Shares for the immediately preceding three months, shall be deemed to constitute a Block Trade.

“Board” or “Board of Directors” means the board of directors of the Company.

“CDH” means CDH Car Rental Service Limited.

“CFC” has the meaning set forth in Section 5.5(c) hereof.

“Change of Control Event” means (i) any consolidation, amalgamation, scheme of arrangement or merger of the Company with or into any other person or any other corporate reorganization in which the members of the Company immediately prior to such consolidation, amalgamation, merger, scheme of arrangement or reorganization own less than a majority of the Company’s voting power immediately after such consolidation, merger, amalgamation, scheme of arrangement or reorganization, or any transaction or series of related transactions to which the Company is a party in which at least a majority of the Company’s voting power is transferred; or (ii) a sale, transfer, lease or other disposition of all or substantially all of the assets of the Company or of the other members of the Company Group, taken as a whole (or any series of related transactions resulting in such sale, transfer, or lease of all or substantially all of the assets of the Company or of the other members of the Company Group, taken as a whole) to a third party unaffiliated with any member of the Company Group.

“Circular 75” means the Circular 75 issued by the SAFE on October 21, 2005, titled “Notice Regarding Certain Administrative Measures on Financing and Round-trip Investments by PRC Residents Through Offshore Special Purpose Vehicles,” as amended, and any implementing SAFE rules and regulations thereof.

“Class A Conversion Shares” means, collectively, Class A Preferred Shares then outstanding on a fully diluted, as-converted basis.

“Class A Initiating Holder” has the meaning set forth in Section 2.1(a)(i) hereof.

“Class A Investors” means the Persons set forth under the heading “Class A Investors” in Schedule A, and their respective successors and permitted assigns.

“Class A Preferred Shares” means the Class A redeemable convertible preferred shares, par value of US$0.001 per share.

“Class A Registrable Securities” means the Class A Conversion Shares and any Common Shares of the Company issued or issuable in respect of such Class A Conversion Shares upon recapitalizations or any Common Shares otherwise issuable with respect to such Class A Conversion Shares, excluding in all cases, any of the foregoing sold by a Person in a transaction other than an assignment pursuant to this Agreement; provided, however, that any of the foregoing shall only be treated as Class A Registrable Securities if and so long as they have not been (A) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, or (B) sold or are available for sale in a single sale in the opinion of counsel for the Company in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act so that all transfer restrictions and restrictive legends with respect thereto are removed upon the consummation of such sale.

“Closing” has the meaning set forth in the Series E Share Purchase Agreement.

“Code” has the meaning set forth in Section 5.5(b) hereof.

“Commission” means (i) with respect to any offering of securities in the U.S., the Securities and Exchange Commission of the U.S. or any other federal agency at the time administering the Securities Act, and (ii) with respect to any offering of securities in a jurisdiction other than the U.S., the regulatory body of the jurisdiction with authority to supervise and regulate the offering and sale of securities in that jurisdiction.

“Common Shareholder” means any holder of Common Shares other than (i) Common Shares which the Preferred Shares are converted into or are otherwise derived from the Preferred Shares, and (ii) Common Shares issued on the exercise of the options granted pursuant to Section 8.8(d) of that certain Third Amended and Restated Shareholders Agreement dated September 2, 2010 by and among the Company, the Founder and certain Investors.

“Common Shares” means the Company’s common shares, par value US$0.001 per share, the rights and privileges of which are specified in the Memorandum and Articles and this Agreement.

“Common Share Equivalents” means warrants, options and rights exercisable for Common Shares or securities convertible into or exchangeable for Common Shares, including, without limitation, the Preferred Shares and the Warrants.

“Company” has the meaning set forth in the Preamble of this Agreement.

“Company Competitor” means any Person (and Affiliates of such Person) that directly or indirectly provides car rental services.

“Company Global Competitor” means: (a) any of the following entities, their Affiliates and their successors-in-interest: The Hertz Corporation, Avis Budget Group, Inc., Dollar Thrifty Automotive Group, Inc., Europcar Group SA or Sixt AG; (b) any Person (and Affiliates of such Person) that directly or indirectly provides car rental services comparable to any of the entities listed in clause (a) in terms of revenues, fleet size, number of locations or geographic coverage; (c) any Person who has at least 10% direct or indirect ownership interest in a Person described in clause (a) or (b) above which is a US public company and who has made Schedule 13-D filings (or any comparable form in a jurisdiction other than the United States), or (d) any Person who has at least 10% direct or indirect ownership interest in a Person described in clause (a) or (b) above which is not a US public company (except for those who, following the initial public offering of such Person described in clause (a) or (b) above, would be eligible for making Schedule 13-G filings (or any comparable form in a jurisdiction other than the United States) (as opposed to Schedule 13-D filings or any comparable form in a jurisdiction other than the United States) per a legal opinion rendered by a securities lawyer with a nationally-recognized firm in the U.S.). The Person as described in clause (d) above shall be referred to hereinafter as a “Private Competitor Investor”.

“Company Non-Global Competitor” means any Company Competitor other than a Company Global Competitor.

“Company Group” has the meaning set forth in the Series E Share Purchase Agreement. The particulars of the members of the Company Group are set forth on Schedule B attached hereto.

“Control” of a given Person means the power or authority, whether exercised or not, to direct the business, management, policies or activities of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, provided, that such power or authority shall conclusively be presumed to exist upon possession of beneficial ownership or power to direct the vote of more than 50% of the votes entitled to be cast at a meeting of the members or shareholders of such Person or power to control the composition of a majority of the board of directors of such Person; the term “Controlled” has the meaning correlative to the foregoing.

“Crawford” means The Crawford Group, Inc.

“Crawford Default” means that Crawford is in breach of its non-compete obligations under Section 7.17 of the Series D Share Purchase Agreement and such breach is not cured by Crawford within 90 days of Crawford’s receipt of written notice thereof from the Company.

“Ctrip” means Ctrip Investment Holding Ltd..

“Ctrip Competitors” means (i) the following China online travel companies and travel technology companies: 360buy Jingdong Mall (京东商城), Alibaba Group (阿里巴 巴集团), Baidu, Inc. (百度), eLong, Inc. (elong.com) (艺龙), Kuxun.cn (酷讯), Mangocity.com (芒果网), Qunar.com (去哪儿), Same Way Network Technology Stock Co., Ltd (同程网), Taobao.com (淘宝网), Tencent Holdings (腾讯), Tuniu.com (途牛旅游网), and Uzai.com (悠哉旅游网); (ii) the following traditional travel agencies: CAISSA Touristic (Group) AG (凯撒旅游集团), China Comfort Travel Co. Ltd. (中国康辉旅行社集团), China CYTS Tours Holding Co., Ltd (中青旅), China Int’l Travel Service Corporation (中国国旅), China National Travel Service (HK) Group Corporation (港中旅), China SpringTour (春秋国旅), Flight Manager (航班管家), Umetrip (航旅纵横), trip.taobao.com (淘宝旅行); (iii) the following global online travel companies and travel technology companies: Amadeus IT Group SA, Expedia Inc., Fareportal Inc., Google Inc., Microsoft Inc., Orbitz Worldwide, Inc., Priceline Group, Sabre Inc., Smarter Travel Media LLC, Travelport, LP, Travelocity.com LP, TravelZoo Inc. and TripAdvisor Inc. and (iv) any airlines offering ticket distributions through internet websites, provided however, Ctrip may update aforesaid competitors list by adding any of other entities/businesses comparable to the aforesaid listed entities/business in terms of nature of the business, revenues, user base and supplier resource on a semi-annul basis by notifying the Company. For purposes of clarification only, “online” in terms of “Ctrip Competitors” shall include both PC-based internet and mobile internet.

“Ctrip Offered Shares” has the meaning set forth in Section 3.3 hereof.

“Ctrip ROFR Period” has the meaning set forth in Section 3.3 hereof.

“Ctrip Transferor” has the meaning set forth in Section 3.3 hereof.

“Ctrip Transfer Notice” has the meaning set forth in Section 3.3 hereof.

“Director” means a director of the Company.

“Disclosing Party” has the meaning set forth in Section 13.4 hereof.

“Dispute” has the meaning set forth in Section 14.2(a) hereof.

“Domestic Resident” has the meaning set forth in the Circular 75.

“Equity Securities” means any Common Shares and/or Common Share Equivalents of the Company.

“ESOP” means 2010 Performance Incentive Plan of the Company.

“Exchange Act” means the United States Securities Exchange Act of 1934, as amended.

“Exercising Holder” or “Exercising Holders” has the meaning set forth in Section 4.3 hereof.

“Exercising Investor” has the meaning set forth in Section 3.2(c)(iii) hereof.

“FCPA” means the United States Foreign Corrupt Practices Act of 1977, as amended.

“Financing Terms” has the meaning set forth in Section 13.1 hereof.

“Form F-3” means Form F-3 promulgated by the Commission under the Securities Act or any successor form or substantially similar form then in effect.

“Form S-3” means Form S-3 promulgated by the Commission under the Securities Act or any successor form or substantially similar form then in effect.

“Founder” has the meaning set forth in the Preamble of this Agreement.

“Founder Directors” or “Founder Director” has the meaning set forth in Section 6.1(a) hereof.

“Fully-Diluted Basis” means that all options, warrants or other rights of any kind (whether vested or unvested) to acquire Common Shares and all securities convertible or exchangeable into Common Shares (or into options, warrants or other rights of any kind to acquire Common Shares) outstanding at that time shall be deemed to have been fully exercised, converted or exchanged, as the case may be, and the Common Shares issuable as a result thereof shall be deemed to have been fully issued and to form part of the holdings of the Person(s) entitled to receive such Common Shares.

“Governmental Authority” means any nation or government or any federation, province or state or any other political subdivision thereof; any entity, authority or body exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, including any government authority, agency, department, board, commission or instrumentality of the PRC or any other country, or any political subdivision thereof, any court, tribunal or arbitrator, and any self-regulatory organization.

“GS” means GS Car Rental HK Limited and GS Car Rental HK Parallel Limited.

“HKIAC” has the meaning set forth in Section 14.2(c) hereof.

“Holders” means the holders of Registrable Securities who are parties to this Agreement from time to time, and their permitted transferees that become parties to this Agreement from time to time.

“Hong Kong” means the Hong Kong Special Administrative Region of the PRC.

“Ignition” means Ignition Growth Capital I, L.P. and Ignition Growth Capital Managing Directors Fund I, LLC.

“Indemnifiable Loss” shall have the meaning set forth in the Series E Share Purchase Agreement.

“Initiating Holders” means, with respect to a request duly made under Section 2.1 to Register any Registrable Securities, the Holders initiating such request, including without limitation the Class A Initiating Holder, the Series A Initiating Holder, the Series B Initiating Holder, the Series C Initiating Holder, Series D Initiating Holder and Series E Initiating Holder, as the case may be.

“Intellectual Property” means any and all (i) patents, all patent rights and all applications therefor and all reissues, reexaminations, continuations, continuations-in-part, divisions, and patent term extensions thereof, (ii) inventions (whether patentable or not), discoveries, improvements, concepts, innovations and industrial models, (iii) registered and unregistered copyrights, copyright registrations and applications, author’s rights and works of authorship (including artwork of any kind and software of all types in whatever medium, inclusive of computer programs, source code, object code and executable code, and related documentation), (iv) URLs, web sites, web pages and any part thereof, (v) technical information, know-how, trade secrets, drawings, designs, design protocols, specifications for parts and devices, quality assurance and control procedures, design tools, manuals, research data concerning historic and current research and development efforts, including the results of successful and unsuccessful designs, databases and proprietary data, (vi) proprietary processes, technology, engineering, formulae, algorithms and operational procedures, (vii) trade names, trade dress, trademarks, domain names, and service marks, and registrations and applications therefor, and (viii) the goodwill of the business symbolized or represented by the foregoing, customer lists and other proprietary information and common-law rights.

“Investor” or “Investors” has the meaning set forth in the Preamble of this Agreement.

“Investor Directors” or “Investor Director” has the meaning set forth in Section 6.1(a) hereof.

“IPO” means the first fully underwritten registered public offering by the Company of its Common Shares (or securities represented by its Common Shares) or (with the consent of a majority of the Investor Directors) by any other member of the Company Group of such member’s shares pursuant to a Registration Statement that is filed with and declared effective by either the Commission under the Securities Act or another Governmental Authority for a public offering in a jurisdiction other than the U.S.

“Issuance Notice” has the meaning set forth in Section 4.2 hereof.

“JAFCO” means JAFCO Asia Technology Fund IV.

“Law” means any constitutional provision, statute or other law, rule, regulation, published official policy or published official interpretation of any Governmental Authority and any injunction, judgment, order, ruling, assessment or writ issued by any Governmental Authority.

“Liquidation Event” has the meaning set forth in Section 11.1(b) hereof.

“Macau” means the Macau Special Administrative Region of the PRC.

“Majority-in-Interest” means an interest in the voting securities of a Person or Persons that exceeds 50% of such voting securities of such Person or Persons.

“Material Adverse Effect” has the meaning set forth in the Series E Share Purchase Agreement.

“Memorandum and Articles” means the seventh amended and restated memorandum of association and the articles of association of the Company, as may be amended and restated from time to time.

“New Securities” means, subject to the terms of Section 4 hereof, any newly issued Equity Securities of the Company, except for (i) any Common Share issued or issuable to employees, officers, consultants or directors of the Company, as approved by the Board including a majority of the Investor Directors, on exercise of options to purchase Common Shares held by employees, consultants or directors of the Company, so long as the aggregate number of such Common Shares issued does not exceed 5,577,730 (As Adjusted); (ii) securities issued upon conversion of the Preferred Shares; (iii) the Warrants, the options to purchase Common Shares granted pursuant to Section 8.8(d) of that certain Third Amended and Restated Shareholders Agreement dated September 2, 2010 by and among the Company, the Founder and certain Investors, and securities issued upon the exercise of any of the foregoing; (iv) securities issued in connection with a bona fide acquisition of another business approved by the Board (including a majority of the Investor Directors); (v) securities issued in an IPO approved by the Board (with respect to an IPO which is not a Qualified IPO, such approval shall include a majority of the Investor Directors); (vi) securities issued in connection with any bonus issue, share split, share dividend, combination, recapitalization or similar transaction of the Company approved by the Board (including a majority of the Investor Directors); (vii) securities issued pursuant to the Series E Share Purchase Agreement, as such agreement may be amended or modified from time to time; (viii) securities issued pursuant to the assets and business acquisition agreement entered into between Shanghai eHi and Shanghai Heshi Car Rental Co., Ltd. in April 2010, as amended in March 2011, or (ix) any other issuance of Equity Securities whereby Ctrip, Crawford (so long as no Crawford Default has occurred), GS, CDH and Qiming gives a written waiver of the Investors’ rights under Section 4 hereof at Ctrip’s, Crawford’s, GS’s, CDH’s and Qiming’s sole discretion ((i) through (ix) collectively, the “Exempted Issuances”).

“Non-Exercising Holder” or “Non-Exercising Holders” has the meaning set forth in Section 4.3 hereof.

“Non-Selling Investors” has the meaning set forth in Section 3.2(a) hereof.

“Observer” has the meaning set forth in Section 6.4 hereof.

“Offered Shares” has the meaning set forth in Section 3.2(a) hereof.

“Participation Period” has the meaning set forth in Section 4.2 hereof.

“Party” or “Parties” has the meaning set forth in the Preamble of this Agreement.

“Permitted Transferee” or “Permitted Transferees” has the meaning set forth in Section 3.5 hereof.

“Person” means any individual, corporation, partnership, limited partnership, proprietorship, association, limited liability company, firm, trust, estate or other enterprise or entity.

“PFIC” has the meaning set forth in Section 5.5(b) hereof.

“PFIC Annual Information Statement” has the meaning set forth in Section 5.5(b) hereof.

“PRC” means the People’s Republic of China, but solely for the purposes of this Agreement, excluding the Hong Kong Special Administrative Region, the Macau Special Administrative Region and the islands of Taiwan.

“PRC Entities” has the meaning set forth in the Series E Share Purchase Agreement.

“PRC GAAP” means generally accepted accounting principles and practices in effect from time to time in the PRC applied consistently throughout the periods involved.

“Preemptive Right” has the meaning set forth in Section 4.1 hereof.

“Preferred Shareholder” means any holder of Preferred Shares.

“Preferred Shares” means, collectively, the Class A Preferred Shares, the Series A Preferred Shares, the Series B Preferred Shares, the Series C Preferred Shares, the Series D Preferred Shares and the Series E Preferred Shares.

“Principal Tribunal” has the meaning set forth in Section 14.2(g)(i) hereof.

“Prior Agreement” has the meaning set forth in the Preamble.

“Prior ROFO Agreement” has the meaning set forth in Section 1.5 hereof.

“Private Sale” means any privately negotiated transaction involving the sale and purchase of the Equity Securities of the Company, including any sale or purchase effected through one or more placement agents, but other than sales effected generally through open-market transactions at or close to the then prevailing market price (including, without limitation, the public resales pursuant to Rule 144 under the Securities Act of 1933, as amended, and Registered Offerings) and Block Trades.

“Public Official” has the meaning set forth in the Series E Share Purchase Agreement.

“Qiming” means Qiming Venture Partners II, L.P., Qiming Venture Partners II-C, L.P. and Qiming Managing Directors Fund II, L.P.

“Qualified IPO” means a fully underwritten public offering by the Company of its Common Shares (or securities representing its Common Shares) or (with the consent of a majority of Investor Directors) by any other member of the Company Group of such member’s shares pursuant to a Registration Statement that is filed with and declared effective by the Governmental Authority in accordance with relevant securities Laws of any jurisdiction and listed on the main board of the Hong Kong Stock Exchange, New York Stock Exchange, NASDAQ, a stock exchange in the PRC or another internationally recognized stock exchange accepted by Ctrip, GS and Crawford (so long as no Crawford Default has occurred), in any case with the gross offering proceeds going to the Company of at least US$60,000,000 and with a market capitalization of the Company no less than US$600,000,000, which shall be calculated based on the offering price in such public offering and the total number of the Company’s shares outstanding immediately after such public offering on Fully-Diluted Basis, provided that the foregoing thresholds of gross offering proceeds and market capitalization may be adjusted downwards by the Board of Directors (including the affirmative vote of a majority of the Investor Directors).

“Re-allotment Period” has the meaning set forth in Section 3.2(c)(iii) hereof.

“Registered Offering” means any sale of Equity Securities of the Company pursuant to a Registration Statement.

“Registrable Securities” means (i) the Common Shares issuable or issued upon conversion of the Preferred Shares, (ii) any Common Shares owned or hereafter acquired by the Investors, and (iii) any Common Shares issued as a dividend or other distribution with respect to, in exchange for, or in replacement of, the securities referenced in (i) and (ii) herein, excluding in all cases, however, any of the foregoing sold by a Person in a transaction other than an assignment pursuant to Section 9. For purposes of this Agreement, (a) Registrable Securities shall cease to be Registrable Securities when a Registration Statement covering such Registrable Securities has been declared effective under the Securities Act by the Commission whether or not such Registrable Securities have been disposed of pursuant to such effective Registration Statement and (b) the Registrable Securities of a Holder shall not be deemed to be Registrable Securities at any time when the entire amount of such Registrable Securities proposed to be sold by such Holder in a single sale are or, in the opinion of counsel satisfactory to the Company and such Holder, each in their reasonable judgment, may be, so distributed to the public pursuant to Rule 144 (or any successor provision then in effect) under the Securities Act in any three (3) month period or any such Registrable Securities have been sold in a sale made pursuant to Rule 144 of the Securities Act.

“Registration” means a registration effected by preparing and filing a Registration Statement and the declaration or ordering of the effectiveness of that Registration Statement; and the terms “Register” and “Registered” have meanings concomitant with the foregoing.

“Registration Statement” means a registration statement prepared on Form F-1, F-2, F-3, S-1, S-2 or S-3 under the Securities Act (including, without limitation, Rule 415 under the Securities Act), or on any comparable form in connection with registration in a jurisdiction other than the U.S..

“Remaining Securities” has the meaning set forth in Section 4.3 hereof.

“Representatives” has the meaning set forth in Section 8.1(a) hereof.

“ROFR Option Period” has the meaning set forth in Section 3.2(c)(i) hereof.

“SAFE” means the State Administration of Foreign Exchange of the PRC and/or its regional and local counterparts.

“Second Notice” has the meaning set forth in Section 3.2(c)(iii) hereof.

“Securities Act” means the United States Securities Act of 1933, as amended.

“Series A Conversion Shares” means, collectively, Series A Preferred Shares then outstanding on a fully diluted, as-converted basis.

“Series A Directors” or “Series A Director” has the meaning set forth in Section 6.1(a) hereof.

“Series A Initiating Holder” has the meaning set forth in Section 2.1(a)(ii) hereof.

“Series A Investors” means the Persons set forth under the heading “Series A Investors” in Schedule A, and their respective successors and permitted assigns.

“Series A Preferred Shares” means the Series A redeemable convertible preferred shares, par value of US$0.001 per share, issued by the Company pursuant to that certain Preferred Shares Purchase Agreement dated May 23, 2008 by and among the Company Group, the Founder and other parties thereto.

“Series A Registrable Securities” means the Series A Conversion Shares and any Common Shares of the Company issued or issuable in respect of such Series A Conversion Shares upon recapitalizations or any Common Shares otherwise issuable with respect to such Series A Conversion Shares, excluding in all cases, any of the foregoing sold by a Person in a transaction other than an assignment pursuant to this Agreement; provided, however, that any of the foregoing shall only be treated as Series A Registrable Securities if and so long as they have not been (A) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, or (B) sold or are available for sale in a single sale in the opinion of counsel for the Company in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act so that all transfer restrictions and restrictive legends with respect thereto are removed upon the consummation of such sale.

“Series B Conversion Shares” means Series B Preferred Shares then outstanding on a fully diluted, as-converted basis.

“Series B Director” has the meaning set forth in Section 6.1(a) hereof.

“Series B Initiating Holder” has the meaning set forth in Section 2.1(a)(iii) hereof.

“Series B Investors” means the Persons set forth under the heading “Series B Investors” in Schedule A, and their respective successors and permitted assigns.

“Series B Preferred Shares” means the Series B redeemable convertible preferred shares, par value of US$0.001 per share, issued by the Company pursuant to that certain Share Purchase Agreement dated July 8, 2009 by and among the Company Group, the Founder and other parties thereto.

“Series B Registrable Securities” means the Series B Conversion Shares and any Common Shares of the Company issued or issuable in respect of such Series B Conversion Shares upon recapitalizations or any Common Shares otherwise issuable with respect to such Series B Conversion Shares, excluding in all cases, any of the foregoing sold by a Person in a transaction other than an assignment pursuant to this Agreement; provided, however, that any of the foregoing shall only be treated as Series B Registrable Securities if and so long as they have not been (A) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, or (B) sold or are available for sale in a single sale in the opinion of counsel for the Company in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act so that all transfer restrictions and restrictive legends with respect thereto are removed upon the consummation of such sale.

“Series C Conversion Shares” means Series C Preferred Shares then outstanding on a fully diluted, as-converted basis.

“Series C Director” has the meaning set forth in Section 6.1(a) hereof.

“Series C Initiating Holder” has the meaning set forth in Section 2.1(a)(iv) hereof.

“Series C Investors” means the Persons set forth under the heading “Series C Investors” in Schedule A, and their respective successors and permitted assigns.

“Series C Preferred Shares” means the Series C redeemable convertible preferred shares, par value of US$0.001 per share, issued by the Company pursuant to that certain Share Purchase Agreement dated August 26, 2010 by and among the Company Group, the Founder and other parties thereto.

“Series C Registrable Securities” means the Series C Conversion Shares and any Common Shares of the Company issued or issuable in respect of such Series C Conversion Shares upon recapitalizations or any Common Shares otherwise issuable with respect to such Series C Conversion Shares, excluding in all cases, any of the foregoing sold by a Person in a transaction other than an assignment pursuant to this Agreement; provided, however, that any of the foregoing shall only be treated as Series C Registrable Securities if and so long as they have not been (A) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, or (B) sold or are available for sale in a single sale in the opinion of counsel for the Company in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act so that all transfer restrictions and restrictive legends with respect thereto are removed upon the consummation of such sale.

“Series C Share Purchase Agreement” means the Share Purchase Agreement entered into by and among the Company and the other parties thereto, dated August 26, 2010, regarding the issuance of the Series C Preferred Shares, as amended.

“Series D Closing” has the meaning set forth in the Series D Share Purchase Agreement.

“Series D Conversion Shares” means Series D Preferred Shares then outstanding on a fully diluted, as-converted basis.

“Series D Directors” or “Series D Director” has the meaning set forth in Section 6.1(a) hereof.

“Series D Initiating Holder” has the meaning set forth in Section 2.1(a)(v) hereof.

“Series D Investor(s)” means the Person(s) set forth under the heading “Series D Investors” in Schedule A, and their respective successors and permitted assigns.

“Series D Preferred Shares” means the Series D redeemable convertible preferred shares, par value of US$0.001 per share.

“Series D Registrable Securities” means the Series D Conversion Shares and any Common Shares of the Company issued or issuable in respect of such Series D Conversion Shares upon recapitalizations or any Common Shares otherwise issuable with respect to such Series D Conversion Shares, excluding in all cases, any of the foregoing sold by a Person in a transaction other than an assignment pursuant to this Agreement; provided, however, that any of the foregoing shall only be treated as Series D Registrable Securities if and so long as they have not been (A) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, or (B) sold or are available for sale in a single sale in the opinion of counsel for the Company in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act so that all transfer restrictions and restrictive legends with respect thereto are removed upon the consummation of such sale.

“Series D Share Purchase Agreement” means the Share Purchase Agreement entered into by and among the Company and the other parties thereto, dated March 26, 2012, regarding the issuance of the Series D Preferred Shares, as amended.

“Series E Conversion Shares” means Series E Preferred Shares then outstanding on a fully diluted, as-converted basis.

“Series E Director” has the meaning set forth in Section 6.1(a) hereof.

“Series E Initiating Holder” has the meaning set forth in Section 2.1(a)(vi) hereof.

“Series E Investor(s)” means the Person(s) set forth under the heading “Series E Investors” in Schedule A, and their respective successors and permitted assigns.

“Series E Preferred Shares” means the Series E redeemable convertible preferred shares, par value of US$0.001 per share.

“Series E Registrable Securities” means the Series E Conversion Shares and any Common Shares of the Company issued or issuable in respect of such Series E Conversion Shares upon recapitalizations or any Common Shares otherwise issuable with respect to such Series E Conversion Shares, excluding in all cases, any of the foregoing sold by a Person in a transaction other than an assignment pursuant to this Agreement; provided, however, that any of the foregoing shall only be treated as Series E Registrable Securities if and so long as they have not been (A) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, or (B) sold or are available for sale in a single sale in the opinion of counsel for the Company in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act so that all transfer restrictions and restrictive legends with respect thereto are removed upon the consummation of such sale.

“Shares” means the Common Shares and Preferred Shares.

“Shareholder” means any holder of Preferred Shares and/or Common Shares that is a Party to this Agreement.

“Subsidiary” means, with respect to any specified Person, any other Person Controlled by the specified Person, directly or indirectly, whether through contractual arrangements or through ownership of equity securities, voting power or registered capital. For the avoidance of doubt, the Subsidiaries of the Company shall include the PRC Entities and any other Subsidiary to be established by any of them from time to time.

“Taiwan” means the islands of Taiwan.

“Tax” or “Taxes” means all applicable forms of taxation, duties, levies imposts and social security charges, whether direct or indirect including without limitation corporate income tax, wage withholding tax, national social security contributions and employee social security contributions, value added tax, business tax, customs and excise duties, capital tax and other legal transaction taxes, dividend withholding tax, dividend distribution tax, land taxes, environmental taxes and duties and any other type of taxes or duties payable by virtue of any applicable national, regional or local law or regulation and which may be due directly or by virtue of joint and several liability in any relevant jurisdiction; together with any interest, penalties, surcharges or fines relating to them, due, payable, levied, imposed upon or claimed to be owed in any relevant jurisdiction.

“Transfer” has the meaning set forth in Section 3.2(a) hereof.

“Transferor” has the meaning set forth in Section 3.2(a) hereof.

“Transfer Notice” has the meaning set forth in Section 3.2(a) hereof.

“U.S.” means the United States of America.

“U.S. Holder” means a holder of the Preferred Shares that is a “United States person”, or that is owned in whole or in part, directly or indirectly, by “United States persons”, in each case, within the meaning of Section 7701(a)(30) of the Code.

“US GAAP” means generally accepted accounting principles and practices in effect from time to time in the United States of America.

“U.S. Person” has the meaning set forth in Section 5.5(c) hereof.

“Violation” has the meaning set forth in Section 2.4(a)(i) hereof.

“Warrants” has the meaning set forth in the Series D Share Purchase Agreement.

1.2                               Interpretation. For all purposes of this Agreement, except as otherwise expressly provided, (a) the terms defined in this Section 1 shall have the meanings assigned to them in this Section 1 and include the plural as well as the singular, (b) all accounting terms not otherwise defined herein have the meanings assigned under the PRC GAAP or US GAAP, (c) all references in this Agreement to designated “Sections” and other subdivisions are to the designated Sections and other subdivisions of the body of this Agreement, (d) pronouns of either gender or neuter shall include, as appropriate, the other pronoun forms, (e) the words “herein”, “hereof” and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular Section or other subdivision (f) all references in this Agreement to designated schedules, exhibits and annexes are to the schedules, exhibits and annexes attached to this Agreement unless explicitly stated otherwise, (g) “or” is not exclusive, (h) the term “including” will be deemed to be followed by “, but not limited to,”; (i) the terms “shall”, “will”, and “agrees” are mandatory, and the term “may” is permissive; (j) the term “day” means “calendar day”, and (k) all references to “US$” or dollars are to currency of the United States of America.

1.3                               Jurisdiction. The terms of this Agreement are drafted primarily in contemplation of an offering of securities in the U.S. The Parties recognize, however, the possibility that securities may be qualified or registered in a jurisdiction other than the U.S. for offering to the public or that the Company might effect an offering in the U.S. in the form of American Depositary Receipts or American Depositary Shares. Accordingly:

(a)                                 It is their intention that, whenever this Agreement refers to a Law, form, process or institution of the U.S. but the Parties wish to effectuate qualification or registration in a different jurisdiction, reference in this Agreement to the Laws or institutions of the U.S. shall be read as referring, mutatis mutandis, to the comparable Laws or institutions of the jurisdiction in question; and

(b)                                 It is agreed that the Company will not list American Depositary Receipts, American Depositary Shares or any other security derivative of the Company’s Common Shares unless arrangements have been made reasonably satisfactory to a Majority-in-Interest of the Holders of the then outstanding Class A Registrable Securities, the Holders of the then outstanding Series A Registrable Securities, of the Holders of the then outstanding Series B Registrable Securities, of the Holders of the then outstanding Series C Registrable Securities, of the Holders of the then outstanding Series D Registrable Securities (provided that if such Holders include Crawford, Crawford’s consent shall be required only if no Crawford Default has occurred) and of the Holders of the then outstanding Series E Registrable Securities (each voting as a separate class) to ensure that the spirit and intent of this Agreement will be realized and that the Company is committed to take such actions as are necessary such that the Holders will enjoy rights corresponding to the rights hereunder to sell their respective Registrable Securities in a public offering in the U.S. substantially similar to those as if the Company had listed Common Shares in lieu of such derivative securities.

1.4                               Prior Agreement. The parties to the Prior Agreement hereby agree that the Prior Agreement is hereby amended and restated by this Agreement which supersedes in all respects the terms of the Prior Agreement and that this Agreement shall govern the matters as set forth herein.

1.5                               Termination of Prior ROFO Agreement. The parties to that certain Right of First Offer and Co-Sale Agreement (the “Prior ROFO Agreement”) dated April 17, 2008 hereby agree that the Prior ROFO Agreement has been terminated without any liabilities to any party thereto, effectively as of September 2, 2010.

1.6                               Acknowledgment of Series E Preferred Shares. Each of the Investors (other than Ctrip) hereby acknowledges that it has agreed to the transactions contemplated under the Transaction Documents and has waived all participation rights, anti-dilution rights (if any), preemptive rights or other rights of similar nature that he, she or it might have pursuant to the Prior Agreement, the Memorandum and Articles or any other agreement, with respect to the issuance of the Series E Preferred Shares pursuant to the Transaction Documents and the securities to be issued upon conversion or exercise of the Series E Preferred Shares, as applicable. Each of the Investors (other than Ctrip) further acknowledges and agrees with the terms of the Series E Purchase Agreement and will not cause the Company to violate any of the terms thereunder.

2.                                      REGISTRATION RIGHT

2.1                               Demand Registration.

(a)                                 Demand Registration Other Than on Form F-3 or Form S-3.

(i)                                     Subject to the terms of this Agreement, at any time or from time to time following the date that is six (6) months after the closing of a Qualified IPO, any Holder(s) of at least 50% of the then outstanding Class A Registrable Securities (the “Class A Initiating Holder”) may request in writing that the Company effect a Registration on the stock exchange for the Qualified IPO. Upon receipt of such a request, the Company shall (x) promptly give written notice of the proposed Registration to all the other Holders and (y) as soon as practicable, use its reasonable best efforts to cause the Registrable Securities specified in the request, together with any Registrable Securities of any Holder who requests in writing to join such Registration within fifteen (15) days after the Company’s delivery of written notice, to be Registered and/or qualified for sale and distribution in such jurisdiction as the Class A Initiating Holder may request. The Company shall be obligated to effect no more than two (2) Registrations pursuant to this Section 2.1(a)(i) that have been declared and ordered effective, provided that if the sale of all of the Registrable Securities sought to be included pursuant to this Section 2.1(a)(i) is not consummated for any reason other than due to the action or inaction of the Class A Initiating Holder in such Registration, such Registration shall not be deemed to constitute one of the Registration rights granted pursuant to this Section 2.1(a)(i). The Company shall not be obligated to take any action to effect any Registration pursuant to this Section 2.1(a)(i) unless the aggregate proceeds from the offering that is the subject of the Registration exceeds US$10,000,000.

(ii)                                  Subject to the terms of this Agreement, at any time or from time to time following the date that is six (6) months after the closing of a Qualified IPO, any Holder(s) of at least 30% of the then outstanding Series A Registrable Securities (the “Series A Initiating Holder”) may request in writing that the Company effect a Registration on the stock exchange for the Qualified IPO. Upon receipt of such a request, the Company shall (x) promptly give written notice of the proposed Registration to all the other Holders and (y) as soon as practicable, use its reasonable best efforts to cause the Registrable Securities specified in the request, together with any Registrable Securities of any Holder who requests in writing to join such Registration within fifteen (15) days after the Company’s delivery of written notice, to be Registered and/or qualified for sale and distribution in such jurisdiction as the Series A Initiating Holder may request. The Company shall be obligated to effect no more than two (2) Registrations pursuant to this Section 2.1(a)(ii) that have been declared and ordered effective, provided that if the sale of all of the Registrable Securities sought to be included pursuant to this Section 2.1(a)(ii) is not consummated for any reason other than due to the action or inaction of the Series A Initiating Holder including the Registrable Securities in such Registration, such Registration shall not be deemed to constitute one of the Registration rights granted pursuant to this Section 2.1(a)(ii).

(iii)                               Subject to the terms of this Agreement, at any time or from time to time following the date that is six (6) months after the closing of a Qualified IPO, any Holder(s) of at least 30% of the then outstanding Series B Registrable Securities (the “Series B Initiating Holder”) may request in writing that the Company effect a Registration on the stock exchange for the Qualified IPO. Upon receipt of such a request, the Company shall (x) promptly give written notice of the proposed Registration to all the other Holders and (y) as soon as practicable, use its reasonable best efforts to cause the Registrable Securities specified in the request, together with any Registrable Securities of any Holder who requests in writing to join such Registration within fifteen (15) days after the Company’s delivery of written notice, to be Registered and/or qualified for sale and distribution in such jurisdiction as the Series B Initiating Holder may request. The Company shall be obligated to effect no more than two (2) Registrations pursuant to this Section 2.1(a)(iii) that have been declared and ordered effective, provided that if the sale of all of the Registrable Securities sought to be included pursuant to this Section 2.1(a)(iii) is not consummated for any reason other than due to the action or inaction of the Series B Initiating Holder including the Registrable Securities in such Registration, such Registration shall not be deemed to constitute one of the Registration rights granted pursuant to this Section 2.1(a)(iii).

(iv)                              Subject to the terms of this Agreement, at any time or from time to time following the date that is six (6) months after the closing of a Qualified IPO, any Holder(s) of at least 30% of the then outstanding Series C Registrable Securities (the “Series C Initiating Holder”) may request in writing that the Company effect a Registration on the stock exchange for the Qualified IPO. Upon receipt of such a request, the Company shall (x) promptly give written notice of the proposed Registration to all the other Holders and (y) as soon as practicable, use its reasonable best efforts to cause the Registrable Securities specified in the request, together with any Registrable Securities of any Holder who requests in writing to join such Registration within fifteen (15) days after the Company’s delivery of written notice, to be Registered and/or qualified for sale and distribution in such jurisdiction as the Series C Initiating Holder may request. The Company shall be obligated to effect no more than two (2) Registrations pursuant to this Section 2.1(a)(iv) that have been declared and ordered effective, provided that if the sale of all of the Registrable Securities sought to be included pursuant to this Section 2.1(a)(iv) is not consummated for any reason other than due to the action or inaction of the Series C Initiating Holder including the Registrable Securities in such Registration, such Registration shall not be deemed to constitute one of the Registration rights granted pursuant to this Section 2.1(a)(iv).

(v)                                 Subject to the terms of this Agreement, at any time or from time to time following the date that is six (6) months after the closing of a Qualified IPO, any Holder(s) of at least 50% of the then outstanding Series D Registrable Securities (the “Series D Initiating Holder”) may request in writing that the Company effect a Registration on the stock exchange for the Qualified IPO. Upon receipt of such a request, the Company shall (x) promptly give written notice of the proposed Registration to all the other Holders and (y) as soon as practicable, use its reasonable best efforts to cause the Registrable Securities specified in the request, together with any Registrable Securities of any Holder who requests in writing to join such Registration within fifteen (15) days after the Company’s delivery of written notice, to be Registered and/or qualified for sale and distribution in such jurisdiction as the Series D Initiating Holder may request. The Company shall be obligated to effect no more than two (2) Registrations pursuant to this Section 2.1(a)(v) that have been declared and ordered effective, provided that if the sale of all of the Registrable Securities sought to be included pursuant to this Section 2.1(a)(v) is not consummated for any reason other than due to the action or inaction of the Series D Initiating Holder including the Registrable Securities in such Registration, such Registration shall not be deemed to constitute one of the Registration rights granted pursuant to this Section 2.1(a)(v). The Company shall not be obligated to take any action to effect any Registration pursuant to this Section 2.1(a)(v) unless the aggregate proceeds from the offering that is the subject of the Registration exceeds US$10,000,000.

(vi)                              Subject to the terms of this Agreement, at any time or from time to time following the date that is six (6) months after the closing of a Qualified IPO, any Holder(s) of at least 30% of the then outstanding Series E Registrable Securities (the “Series E Initiating Holder”) may request in writing that the Company effect a Registration on the stock exchange for the Qualified IPO. Upon receipt of such a request, the Company shall (x) promptly give written notice of the proposed Registration to all the other Holders and (y) as soon as practicable, use its reasonable best efforts to cause the Registrable Securities specified in the request, together with any Registrable Securities of any Holder who requests in writing to join such Registration within fifteen (15) days after the Company’s delivery of written notice, to be Registered and/or qualified for sale and distribution in such jurisdiction as the Series E Initiating Holder may request. The Company shall be obligated to effect no more than two (2) Registrations pursuant to this Section 2.1(a)(vi) that have been declared and ordered effective, provided that if the sale of all of the Registrable Securities sought to be included pursuant to this Section 2.1(a)(vi) is not consummated for any reason other than due to the action or inaction of the Series E Initiating Holder in such Registration, such Registration shall not be deemed to constitute one of the Registration rights granted pursuant to this Section 2.1(a)(vi).

(b)                                 Registration on Form F-3 or Form S-3. Subject to the terms of this Agreement, if the Company qualifies for registration on Form F-3 or Form S-3 (or any comparable form for Registration in a jurisdiction other than the U.S.), any Holder may request the Company to file, in any jurisdiction in which the Company has had a registered underwritten public offering, a Registration Statement on Form F-3 or Form S-3 (or any comparable form for Registration in a jurisdiction other than the U.S.), including without limitation any registration statement filed under the Securities Act providing for the registration of, and the sale on a continuous or a delayed basis by the Holders of, all of the Registrable Securities pursuant to Rule 415 under the Securities Act and/or any similar rule that may be adopted by the Commission. Upon receipt of such a request, the Company shall (i) promptly give written notice of the proposed Registration to all the other Holders and (ii) as soon as practicable, use its reasonable best efforts to cause the Registrable Securities specified in the request, together with any Registrable Securities of any Holder who requests in writing to join such Registration within fifteen (15) days after the Company’s delivery of written notice, to be Registered and qualified for sale and distribution in such jurisdiction. The Company’s obligation to effect Registrations pursuant to this Section 2.1(b) is unlimited. The Company shall not be obligated to take any action to effect any Registration pursuant to this Section 2.1(b) unless the aggregate proceeds from the offering that is the subject of the Registration exceeds US$5,000,000. The Company shall be obligated to effect no more than two (2) such Registrations pursuant to this Section 2.1(b) in any twelve (12) month period.

(c)                                  Right of Deferral.

(i)                                     The Company shall not be obligated to Register or qualify Registrable Securities pursuant to this Section 2.1:

(1)                                 if, within ten (10) days of the receipt of any request of the Holders to Register any Registrable Securities under Section 2.1(a) or Section 2.1(b), the Company gives notice to the Initiating Holders of its bona fide intention to effect the filing for its own account of a Registration Statement of Common Shares within sixty (60) days of receipt of that request; provided, that the Company is actively employing in good faith its reasonable best efforts to cause that Registration Statement to become effective within sixty (60) days of the initial filing; provided, further, that the Holders are entitled to join such Registration subject to Section 2.2; or

(2)                                 during the period starting with the date of filing by the Company of, and ending six (6) months following the effective date of any Registration Statement pertaining to the Common Shares of the Company; provided, that the Holders are entitled to join such Registration subject to Section 2.2 (other than a registration of securities in a transaction under Rule 145 of the Securities Act or with respect to an employee benefit plan).

(ii)                                  If, after receiving a request from the Holders pursuant to Section 2.1(a) or Section 2.1(b) hereof, the Company furnishes to the Holders a certificate signed by the chief executive officer of the Company stating that, in the good faith judgment of the Board, it would be materially detrimental to the Company or its members for a Registration Statement to be filed in the near future, then the Company shall have the right to defer such filing for a period during which such filing would be materially detrimental, provided, that such deferral by the Company shall not exceed ninety (90) days from the receipt of any request duly submitted by the Holders under Section 2.1(a) or Section 2.1(b) to Register Registrable Securities; provided, further, that the Company may not Register any other of its Securities during such ninety (90) day period (except for Registrations contemplated by Section 2.2(d)); provided, further, that the Company shall not utilize this right more than once in any twelve (12) month period.

(d)                                 Underwritten Offerings. If, in connection with a request to Register Registrable Securities under Section 2.1(a) or Section 2.1(b), the Initiating Holders seek to distribute such Registrable Securities in an underwritten offering, they shall so advise the Company as a part of the request, and the Company shall include such information in the written notice to the other Holders described in Section 2.1(a) and Section 2.1(b). In such event, the right of any Holder to include its Registrable Securities in such Registration shall be conditioned upon such Holder’s participation in such underwritten offering and the inclusion of such Holder’s Registrable Securities in the underwritten offering (unless otherwise mutually agreed by a Majority-in-Interest of the Initiating Holders and such Holder) to the extent provided herein. All the Holders proposing to distribute their securities through such underwritten offering shall enter into an underwriting agreement in customary form with the underwriter or underwriters of internationally recognized standing selected for such underwritten offering by the Company and reasonably acceptable to the Majority-in-Interest of all the Registrable Securities proposed to be included in such Registration; provided however, that the Holders shall only be obligated to give representations and warranties under such underwriting agreement that are customary in similar agreements in relation to their ownership of the Registrable Securities and due authorization to enter such underwriting agreement. Notwithstanding any other provision of this Agreement, if the managing underwriter advises the Company that marketing factors (including without limitation the aggregate number of securities requested to be Registered, the general condition of the market, and the status of the Persons proposing to sell securities pursuant to the Registration) require a limitation of the number of Registrable Securities to be underwritten in a Registration pursuant to Section 2.1(a) or Section 2.1(b), the underwriters may exclude from the underwriting offering up to 75% of the Registrable Securities requested to be Registered but only after first excluding all other Equity Securities held by any director, officer, employee or consultant of the Company or any other Common Shareholder of the Company from the Registration and underwritten offering and so long as the number of shares to be included in the Registration on behalf of the non-excluded Holders is allocated among all Holders in proportion, as nearly as practicable, to the respective amounts of Registrable Securities requested by such Holders to be included, provided, that if, as a result of such underwriter cutback, the Holders cannot include in the underwritten offering all of the Registrable Securities that they have requested to be included therein, then such Registration shall not be deemed to constitute one of the two (2) demand Registrations to which the Holders are entitled pursuant to Section 2.1(a). Any Registrable Securities excluded or withdrawn from such underwritten offering shall be withdrawn from the Registration.

2.2                            Piggyback Registrations.

(a)                                 Registration of the Company’s Securities. Subject to the terms of this Agreement, if the Company proposes to Register for its own account any of its Equity Securities, or for the account of any holder (other than a Holder) of Equity Securities any of such holder’s Equity Securities, in connection with the public offering of such securities solely for cash (except as set forth in Section 2.2(d)) (other than a Qualified IPO), the Company shall promptly give each Holder written notice of such Registration and, upon the written request of any Holder given within fifteen (15) days after delivery of such notice, the Company shall use its best efforts to include in such Registration any Registrable Securities thereby requested to be Registered by such Holder. The Company’s obligation to effect the piggyback Registration pursuant to this Section 2.2(a) is unlimited. If a Holder decides not to include all or any of its Registrable Securities in such Registration by the Company, such Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent Registration Statement or Registration Statements as may be filed by the Company, all upon the terms and conditions set forth herein.

(b)                                 Right to Terminate Registration. The Company shall have the right to terminate or withdraw any Registration initiated by it under Section 2.2(a) prior to the effectiveness of such Registration, whether or not any Holder has elected to participate therein. The expenses of such withdrawn Registration shall be borne by the Company in accordance with Section 2.3(c).

(c)                                  Underwriting Requirements.

(i)                                     In connection with any offering involving an underwriting of the Company’s Equity Securities solely for cash, the Company shall not be required to Register the Registrable Securities of a Holder under this Section 2.2 unless such Holder’s Registrable Securities are included in the underwritten offering and such Holder enters into an underwriting agreement in customary form with the underwriter or underwriters of internationally recognized standing selected by the Company and setting forth such terms for the underwritten offering as have been agreed upon between the Company and the underwriters; provided however, that the Holders shall only be obligated to give representations and warranties under such underwriting agreement that are customary in similar agreements in relation to their ownership of the Registrable Securities and due authorization to enter such underwriting agreement. In the event the underwriters advise Holders seeking Registration of Registrable Securities pursuant to this Section 2.2 in writing that market factors (including the aggregate number of Registrable Securities requested to be Registered, the general condition of the market, and the status of the

Persons proposing to sell securities pursuant to the Registration) require a limitation of the number of Registrable Securities to be underwritten, the underwriters may exclude from the underwriting offering up to 75% of the Registrable Securities requested to be Registered but only after first excluding all other Equity Securities held by any director, officer, employee or consultant of the Company or any other Common Shareholder of the Company from the Registration and underwriting and so long as the Registrable Securities to be included in such Registration on behalf of any non-excluded Holders are allocated among all Holders in proportion, as nearly as practicable, to the respective amounts of Registrable Securities requested by such Holders to be included.

(ii)                                  If any Holder disapproves the terms of any underwriting, the Holder may elect to withdraw therefrom by written notice to the Company and the underwriters delivered at least ten (10) days prior to the effective date of the Registration Statement. Any Registrable Securities excluded or withdrawn from the underwritten offering shall be withdrawn from the Registration. Notwithstanding the foregoing, the Company shall not be required to pay for any expenses of any Registration proceeding begun pursuant to Section 2.1(a) or Section 2.1(b) if the Registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case all participating Holders shall bear such expenses pro rata based upon the number of Registrable Securities that were to be included in the withdrawn registration).

(d)                                 Exempt Transactions. The Company shall have no obligation to Register any Registrable Securities under this Section 2.2 in connection with a Registration by the Company (i) relating solely to the sale of securities to participants in a Company share plan, or (ii) relating to a corporate reorganization or other transaction under Rule 145 of the Securities Act (or comparable provision under the Laws of another jurisdiction, as applicable); (iii) on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities, or (iv) relating to a registration in which the only Common Shares being registered are Common Shares issuable upon conversion of debt securities that are also being registered.

2.3.                            Registration Procedures.

(a)                              Registration Procedures and Obligations. Whenever required under this Agreement to effect the Registration of any Registrable Securities held by the Holders, the Company shall, as expeditiously as reasonably possible:

(i)                                 Prepare and file with the Commission a Registration Statement with respect to those Registrable Securities and use its reasonable best efforts to cause that Registration Statement to become effective, and, upon the request of the Holders holding a majority of the Registrable Securities Registered thereunder, keep the Registration Statement effective for up to one hundred and eighty (180) days or, if earlier, until the distribution thereunder has been completed; provided, however, that (a) such one hundred and eighty (180) day period shall be extended for a period of time equal to the period any Holder refrains from selling any Registrable Securities included in such Registration at the written request of the underwriter(s) for such Registration, and (b) in the case of any Registration of Registrable Securities on Form S-3 or Form F-3 that are intended to be offered on a continuous or delayed basis, subject to compliance with applicable rules promulgated by the Commission, such 180-day period shall be extended for up to an additional sixty (60) days, if necessary, to keep the Registration Statement effective until all such Registrable Securities are sold;

(ii)                              Prepare and file with the Commission amendments and supplements to that Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to comply with the provisions of Applicable Securities Laws with respect to the disposition of all securities covered by the Registration Statement;

(iii)                           Furnish to the Holders the number of copies of a prospectus, including a preliminary prospectus, required by Applicable Securities Laws, and any other documents as they may reasonably request in order to facilitate the disposition of the Registrable Securities owned by them;

(iv)                          Use its reasonable best efforts to Register and qualify the securities covered by the Registration Statement under the securities Laws of any jurisdiction, as reasonably requested by the Holders, provided, that the Company shall not be required to qualify to do business or file a general consent to service of process in any such jurisdictions;

(v)                             In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in customary form, with the managing underwriter(s) of the offering;

(vi)                          Notify each Holder of Registrable Securities covered by the Registration Statement at any time when a prospectus relating thereto is required to be delivered under Applicable Securities Laws of (a) the issuance of any stop order by the Commission, or (b) the happening of any event or the existence of any condition as a result of which any prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

(vii)                       Provide a transfer agent and registrar for all Registrable Securities Registered pursuant to the Registration Statement and, where applicable, a number assigned by the Committee on Uniform Securities Identification Procedures for all those Registrable Securities, in each case not later than the effective date of the Registration; and

(viii)                    Take all reasonable action necessary to list the Registrable Securities on the primary exchange on which the Company’s securities are then traded or in connection with a Qualified IPO, the primary exchange on which the Company’s securities will be traded.

(b)                                 Information from the Holder. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the Registration of such Holder’s Registrable Securities.

(c)                               Expenses of Registration. All expenses, other than the underwriting discounts and selling commissions applicable to the sale of Registrable Securities pursuant to this Agreement (which shall be borne by the Holders requesting Registration on a pro rata basis in proportion to their respective numbers of Registrable Securities sold in such Registration), incurred in connection with Registrations, filings or qualifications pursuant to this Agreement, including (without limitation) all Registration, filing and qualification fees, printers’ and accounting fees, fees and disbursements of counsel for the Company and reasonable fees and disbursement of counsels for all selling Holders, shall be borne by the Company. The Company shall not, however, be required to pay for any expenses of any Registration proceeding begun pursuant to this Agreement if the Registration request is subsequently withdrawn at the request of a Majority-in-Interest of the Holders requesting such Registration (in which case all participating Holders shall bear such expenses pro rata based upon the number of Registrable Securities that were to be thereby Registered in the withdrawn Registration) provided that such withdrawal is not due to an action or inaction of the Company or an event outside of the reasonable control of such Holders.

2.4.                            Registration-Related Indemnification.

(a)                                 Company Indemnity.

(i)                                     To the maximum extent permitted by Law, the Company will indemnify and hold harmless each Holder, such Holder’s partners, officers, directors, shareholders, legal counsel and accountants, any underwriter (as defined in the Securities Act) and each Person, if any, who controls (as defined in the Securities Act) such Holder or underwriter, against any losses, claims, damages or liabilities (joint or several) to which they may become subject under Laws which are applicable to the Company and relate to action or inaction required of the Company in connection with any Registration, qualification, or compliance, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (each a “Violation”): (a) any untrue statement or alleged untrue statement of a material fact contained in such Registration Statement, on the effective date thereof (including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto), (b) the omission or alleged omission to state in the Registration Statement, on the effective date thereof (including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto), a material fact required to be stated therein or necessary to make the statements therein not misleading, or (c) any violation or alleged violation by the Company of Applicable Securities Laws, or any rule or regulation promulgated under Applicable Securities Laws. The Company will reimburse each such Holder, underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action.

(ii)                                  The indemnity agreement contained in this Section 2.4(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld or delayed), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises solely out of or is solely based upon a Violation that occurs in reliance upon and in conformity with written information furnished for use in connection with such Registration by any such Holder, underwriter or controlling person. Further, the foregoing indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of any Holder or other aforementioned person, or any person controlling such Holder, from whom the person asserting any such losses, claims, damages or liabilities purchased shares in the offering, if a copy of the most current prospectus was not sent or given by or on behalf of such Holder or other aforementioned person to such person, if required by Law to have been so delivered, at or prior to the written confirmation of the sale of the shares to such person, and if the prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, claim, damage or liability.

(b)                                 Holder Indemnity.

(i)                                 To the maximum extent permitted by Law, each selling Holder that has included Registrable Securities in a Registration will, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, legal counsel and accountants, any underwriter, any other Holder selling securities in connection with such Registration and each Person, if any, who controls (within the meaning of the Securities Act) the Company, such underwriter or other Holder, against any losses, claims, damages or liabilities (joint or several) to which any of the foregoing persons may become subject, under Applicable Securities Laws, or any rule or regulation promulgated under Applicable Securities Laws, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder for use in connection with such Registration; and each such Holder will reimburse any Person intended to be indemnified pursuant to this Section 2.4(b), for any legal or other expenses reasonably incurred by such Person in connection with investigating or defending any such loss, claim, damage, liability or action. No Holder’s liability under this Section 2.4(b) shall exceed the net proceeds (less underwriting discounts and selling commissions) received by such Holder from the offering of securities made in connection with that Registration.

(ii)                                  The indemnity contained in this Section 2.4(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder (which consent shall not be unreasonably withheld or delayed).

(c)                                  Notice of Indemnification Claim. Promptly after receipt by an indemnified party under Section 2.4(a) or Section 2.4(b) of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under Section 2.4(a) or Section 2.4(b), deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the indemnifying parties. An indemnified party (together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the reasonably incurred fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party, to the extent so prejudiced, of any liability to the indemnified party under this Section 2.4, but the omission to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 2.4.

(d)                              Contribution. If any indemnification provided for in Section 2.4(a) or Section 2.4(b) is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and of the indemnified party, on the other, in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

(e)                                  Underwriting Agreement. To the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

(f)                                   Survival. The obligations of the Company and Holders under this Section 2.4 shall survive the completion of any offering of Registrable Securities in a Registration Statement under this Agreement.

2.5.                            Additional Registration-Related Undertakings.

(a)                                 Reports under the Exchange Act. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Securities Act and any comparable provision of any Applicable Securities Laws that may at any time permit a Holder to sell securities of the Company to the public without Registration or pursuant to a Registration on Form F-3 or Form S-3 (or any comparable form in a jurisdiction other than the U.S.), the Company agrees to:

(i)                                 make and keep public information available, as those terms are understood and defined in Rule 144 (or comparable provision, if any, under Applicable Securities Laws in any jurisdiction where the Company’s securities are listed), at all times following ninety (90) days after the effective date of the first Registration under the Securities Act filed by the Company for an offering of its securities to the general public;

(ii)                                  file with the Commission in a timely manner all reports and other documents required of the Company under all Applicable Securities Laws; and

(iii)                               at any time following ninety (90) days after the effective date of the first Registration under the Securities Act filed by the Company for an offering of its securities to the general public by the Company, promptly furnish to any Holder holding Registrable Securities, upon request (a) a written statement by the Company that it has complied with the reporting requirements of all Applicable Securities Laws at any time after it has become subject to such reporting requirements or, at any time after so qualified, that it qualifies as a registrant whose securities may be resold pursuant to Form F-3 or Form S-3 (or any form comparable thereto under Applicable Securities Laws of any jurisdiction where the Company’s securities are listed), (b) a copy of the most recent annual or quarterly report of the Company and such other reports and documents as filed by the Company with the Commission, and (c) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the Commission, that permits the selling of any such securities without Registration or pursuant to Form F-3 or Form S-3 (or any form comparable thereto under Applicable Securities Laws of any jurisdiction where the Company’s Securities are listed).

(b)                                 Limitations on Subsequent Registration Rights. From and after the date of this Agreement, the Company shall not, without the prior written consent of Ctrip, Crawford (so long as no Crawford Default has occurred), GS, CDH and Qiming, enter into any agreement with any holder or prospective holder of any Equity Securities of the Company that would allow such holder or prospective holder to (i) include such Equity Securities in any Registration filed under Section 2.1 or Section 2.2, unless under the terms of such agreement such holder or prospective holder may include such Equity Securities in any such Registration only to the extent that the inclusion of such Equity Securities will not reduce the amount of the Registrable Securities of the Holders that are included, (ii) demand Registration of their securities, or (iii) cause the Company to include such Equity Securities in any Registration filed under Section 2.1 or Section 2.2 hereof on a basis more favorable to such holder or prospective holder than is provided to the Holders thereunder.

(c)                                  “Market Stand-Off” Agreement. Each Holder agrees, if so required by the managing underwriter(s), that it will not during the period commencing on the date of the final prospectus relating to the Company’s IPO and ending on the date specified by the Company and the managing underwriter (such period not to exceed one hundred and eighty (180) days from the date of such final prospectus) (i) lend, offer, pledge, hypothecate, hedge, sell, make any short sale of, loan, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any Equity Securities (other than those included in such offering) or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Equity Securities, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Equity Securities or such other securities, in cash or otherwise; provided, that (x) all directors, officers and all other holders of share capital of the Company must be bound by restrictions substantially identical to those applicable to any Holder pursuant to this Section 2.5(c), (y) all Holders will be released from any restrictions set forth in this Section 2.5(c) to the extent that any other members subject to substantially similar restrictions are released, and (z) the lockup agreements shall permit Holders to transfer their Registrable Securities to their respective Affiliates so long as the transferees enters into the same lockup agreement. Nothing in this section shall limit the rights identified at Section 8.9(i) and (ii). The underwriters in connection with the Company’s IPO are intended third party beneficiaries of this Section 2.5(c) and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto. In order to enforce the foregoing covenant, the Company may place restrictive legends on the certificates and impose stop-transfer instructions with respect to the Registrable Securities of each shareholder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.

(d)                                 Termination of Registration Rights. The registration rights set forth in Section 2.1 and Section 2.2 of this Agreement shall terminate on the date that is three (3) years from the date of the closing of a Qualified IPO.

(e)                                  Exercise of Preferred Shares. Notwithstanding anything to the contrary provided in this Agreement, the Company shall have no obligation to Register Registrable Securities which, if constituting Common Share Equivalents, have not been exercised, converted or exchanged, as applicable, for Common Shares.

3.                                      Share Transfer

3.1                               Restriction on Transfer of Shares.

(a)                                 Prohibition on Founder and Management Transfers. Unless otherwise permitted in this Section 3 or approved in writing by Ctrip, Crawford (provided that Crawford’s approval shall not be required if a Crawford Default has occurred), GS, Qiming and CDH, neither the Founder nor any other Common Shareholder shall transfer, sell, assign, pledge, hypothecate, or otherwise encumber or dispose of in any way all or any part of any direct or indirect interest in any Equity Securities of the Company now or hereafter owned or held by such Person at any time after the date hereof, provided that after the completion of the Qualified IPO, each Common Shareholder shall be entitled in each calendar year to dispose of up to 5% of the Equity Securities of the Company held by such Common Shareholder at the beginning of such calendar year.

(b)                                 Restriction on Common Shareholder Transfers. Subject to Section 3.1(e), during the term of this Agreement, no Common Shareholder may transfer any direct or indirect interest in any Equity Securities now or hereafter owned or held by him, her or it except pursuant to the terms and conditions set forth in this Section 3.

(c)                                  Prohibition on Preferred Shareholder Transfers. Notwithstanding any provision herein to the contrary, unless approved in writing by Crawford, no Class A Investor, Series A Investor, Series B Investor, Series C Investor or Series E Investor shall transfer any Equity Securities of the Company in a Private Sale to (i) any Company Global Competitor at any time after the date hereof, (ii) any Company Non-Global Competitor within eighteen (18) months following the Series D Closing, or (iii) any Company Non-Global Competitor at any time after eighteen (18) months following the Series D Closing, unless as a result of such sale and related purchases, the purchaser will acquire at least 51% of the total outstanding share capital of the Company (including without limitation, pursuant to a Change of Control Event). In the event of any such sale to a Company Non-Global Competitor, such Company Non-Global Competitor must agree, as a condition to such sale, to assume the obligations of the Company (or other applicable member of the Company Group) under (x) the Global Affiliation Agreement (as defined in the Series D Share Purchase Agreement) pursuant to a written agreement reasonably acceptable to Crawford, and (y) Section 7.17 of the Series D Share Purchase Agreement, unless Crawford otherwise agrees in its sole discretion. For avoidance of doubt, Crawford (so long as no Crawford Default has occurred and Crawford holds no less than 5% of the Company’s then total outstanding share capital on a Fully-Diluted Basis) shall have no obligation to sell any Series D Preferred Shares or Common Shares issued or issuable upon conversion thereof, pursuant to any transaction described in Section 3.1(c)(iii). The transfer restrictions set forth in this Section 3.1(c) and the consent rights of Crawford under this Section 3.1(c) shall terminate upon the earlier to occur of (a) a Crawford Default having occurred or (b) Crawford ceasing to hold at least 5% of the Company’s then total outstanding share capital on a Fully-Diluted Basis.

(d)                                 Prohibited Transfers Void. Any transfer of Equity Securities not made in compliance with this Agreement shall be null and void as against the Company, shall not be recorded on the books and register of members of the Company and shall not be recognized by the Company.

(e)                                  Permitted Transfer. Notwithstanding any provisions to the contrary contained herein, the Founder or any other Common Shareholder may transfer the Equity Securities held by him free of any restrictions to a trustee or other fiduciary for his account or his immediate family in connection with a tax or estate planning transactions provided that such transferee, as to the transferred Equity Securities, executes such documents and takes such other actions as may be necessary for such transferee to join in and be bound by this Agreement as a “Common Shareholder” upon and after such transfer. Notwithstanding any provisions to the contrary contained herein, an Investor may transfer the Equity Securities held by it free of any restrictions to an Affiliate provided that the Affiliate transferee, as to the transferred Equity Securities, executes such documents and takes such other actions as may be necessary for such Affiliate transferee to join in and be bound by this Agreement as an “Investor” upon and after such transfer.

3.2                               Right of First Refusal.

(a)                                 Transfer Notice. Subject to Section 3.1, (1) if any combination of Class A Investor, Series A Investor, Series B Investor, Series C Investor and/or Series E Investor receive a written bona fide firm offer from any Company Non-Global Competitor, at any time after eighteen (18) months following the Series D Closing, as a result of which the Company Non-Global Competitor will acquire more than 51% of the total outstanding share capital of the Company (including without limitation, pursuant to a Change of Control Event) at a consideration payable in cash, on a Fully-Diluted Basis, through one or a series of transactions, from such Investor(s) any Equity Securities of the Company in a Private Sale and such Investor(s) intend(s) to sell such Equity Securities to such Company Non-Global Competitor in a Private Sale, or (2) if any combination of Class A Investor, Series A Investor, Series B Investor, Series C Investor and/or Series E Investor intends to sell any Equity Securities of the Company to a Private Competitor Investor, such transferor (the “Transferor”) shall give the Company, Ctrip (so long as Ctrip holds no less than 4.5% of the Company’s then total outstanding share capital on a Fully-Diluted Basis and provided that Ctrip is not the Transferor), Crawford (so long as no Crawford Default has occurred and Crawford holds no less than 5% of the Company’s then total outstanding share capital on a Fully-Diluted Basis) and each other shareholder (including Common Shareholders and Preferred Shareholders) who is not the Transferor (the “Non-Selling Investors”) written notice (a “Transfer Notice”) of the Transferor’s intention to seek such transfer (a “Transfer”), which shall include (i) a description of the Equity Securities to be transferred (the “Offered Shares”), (ii) the identity of such Company Non-Global Competitor or Private Competitor Investor, as the case may be, (iii) the consideration and the material terms and conditions upon which the proposed Transfer is to be made, and (iv) a copy of the offer made by such Company Non-Global Competitor or Private Competitor Investor, as the case may be. The Transfer Notice shall certify that the Transferor in good faith believes a binding agreement for the Transfer is obtainable on the terms set forth in the Transfer Notice. A Transfer Notice may be withdrawn by the relevant Transferor by giving written notice before the end of the associated ROFR Period and/or ROFR Option Period (each as defined below) to the Company, Ctrip, Crawford and each of the Non-Selling Investors. For avoidance of doubt, no Class A Investor, Series A Investor, Series B Investor, Series C Investor or Series E may sell its Preferred Shares or Common Shares issued or issuable on conversion thereof pursuant to this Section 3.2 for consideration other than cash, without the prior written consent of each of Ctrip (so long as Ctrip holds no less than 4.5% of the Company’s then total outstanding share capital on a Fully-Diluted Basis and provided that Ctrip is not the Transferor) and Crawford (so long as no Crawford Default has occurred and Crawford holds no less than 5% of the Company’s then total outstanding share capital on a Fully-Diluted Basis).

(b)                                 Ctrip and Crawford’s Options. For any such proposed Transfer, each of Ctrip (so long as Ctrip holds no less than 4.5% of the Company’s then total outstanding share capital on a Fully-Diluted Basis and provided that Ctrip is not the Transferor) and Crawford (in the case of Crawford, only so long as no Crawford Default has occurred and Crawford holds no less than five percent (5%) of the Company’s then total outstanding share capital on a Fully-Diluted Basis), shall have ten (10) days (the “ROFR Period”) following receipt of such Transfer Notice to elect to purchase all (but not less than all) of the Offered Shares at the same price and subject to the same material terms and conditions as described in the Transfer Notice, by providing a written notice of acceptance to the Transferor, each Non-Selling Investor and the Company within the ROFR Period, provided that if both Ctrip and Crawford choose to exercise their options under this Section 3.2(b), they shall each receive a pro rata share of the Offered Shares in proportion to the number of Registrable Securities they each hold in the Company.

(c)                                  Non-Selling Investors’ Option.

(i)                                     For any proposed Transfer prior to the Qualified IPO and to the extent that each of Ctrip and Crawford fails to exercise its rights (if any) pursuant to Section 3.2(b) above, each Non-Selling Investor shall have an option for a period of ten (10) days following the receipt of the Transfer Notice (or if ROFR Period is applicable, the expiration of the ROFR Period) (the “ROFR Option Period”) to elect to purchase all or any portion of its respective pro rata share (as defined below) of the Offered Shares at the same price and subject to the same material terms and conditions as described in the Transfer Notice, by notifying the Transferor, Ctrip, Crawford and the Company in writing before expiration of the ROFR Option Period as to the number of such Offered Shares that it wishes to purchase.

(ii)                                  For the purposes of this Section 3.2(c), each Non-Selling Investor’s “pro rata share” of the Offered Shares shall be equal to (i) the total number of Offered Shares multiplied by (ii) a fraction, the numerator of which shall be the number of Equity Securities of the Company held by such Non-Selling Investor on the date of the Transfer Notice and the denominator of which shall be the total number of Equity Securities held by all the Non-Selling Investors on such date, on a Fully-Diluted Basis.

(iii)                               If any Non-Selling Investor fails to exercise its right to purchase its full pro rata share of the Offered Shares, the Transferor shall deliver written notice (the “Second Notice”) within five (5) days after the expiration of the ROFR Option Period to the Company and each Non-Selling Investor that elected to purchase its entire pro rata share of the Offered Shares (an “Exercising Investor”). The Exercising Investors shall have a right of re-allotment, and may exercise an additional right to purchase such unpurchased Offered Shares by notifying the Transferor and the Company in writing within ten (10) days after receipt of the Second Notice (the “Re-allotment Period”); provided, however, that if the Exercising Investors desire to purchase in aggregate more than the number of such unpurchased Offered Shares, then such unpurchased Offered Shares will be allocated to the extent necessary among the Exercising Investors in accordance with their relative pro rata shares.

(iv)                              Subject to Applicable Securities Laws, each Non-Selling Investor shall be entitled to apportion the Offered Shares to be purchased under this Section 3.2 among its Affiliates upon written notice to the Company and the Transferor.

(d)                                 Procedure. If Ctrip (so long as Ctrip holds no less than 4.5% of the Company’s then total outstanding share capital on a Fully-Diluted Basis), Crawford (so long as no Crawford Default has occurred and Crawford holds no less than five percent (5%) of the Company’s then total outstanding share capital on a Fully-Diluted Basis) or any Non-Selling Investor gives the Transferor notice that it desires to purchase the Offered Shares, and, as the case may be, its re-allotment, then payment for the Offered Shares to be purchased shall be by check or wire transfer in immediately available funds of the appropriate currency, against delivery of such Offered Shares to be purchased at a place agreed to by the Transferor, and Ctrip, Crawford or all the participating Non-Selling Investors, as the case may be, and at the time of the scheduled closing therefor, which shall be no later than forty-five (45) days after delivery of the Transfer Notice.

(e)                                  Notwithstanding anything to the contrary in this Section 3.2, if the total number of such Offered Shares that Ctrip and Crawford collectively or the Non-Selling Investors collectively indicate an interest in purchasing in the ROFR Period, the ROFR Option Period and the Re-allotment Period (as the case may be) is less than the total number of Offered Shares, then Ctrip, Crawford and the Non-Selling Investors shall be deemed to have forfeited any right to purchase the Offered Shares, and the Transferor shall be free to sell all, but not less than all, of the Offered Shares to the third party purchasers upon terms and conditions (including the purchase price) no more favorable to such third party purchaser than those specified in the Transfer Notice, provided that such sale shall be consummated within ninety (90) days after receipt of the Transfer Notice by the Company.

3.3                               Ctrip’s Right of First Refusal.

In addition to Section 3.1, if any Common Shareholder or Preferred Shareholder intends to sell any Equity Securities of the Company to the Ctrip Competitors (the “Ctrip Transferor”), such Ctrip Transferor shall give Ctrip written notice of the Ctrip Transferor’s intention to seek such Transfer (the “Ctrip Transfer Notice”), which shall include the same information as outlined in Transfer Notice required under the Section 3.2(a) above. For any such proposed transfer contemplated under this Section 3.3, Ctrip (so long as Ctrip holds no less than 4.5% of the

Company’s then outstanding share capital on a Fully-Diluted Basis) shall have ten (10) days (the “Ctrip ROFR Period”) following receipt of the Ctrip Transfer Notice to elect to purchase all (but not less than all) of the offered shares (the “Ctrip Offered Shares”) set forth under the Ctrip Transfer Notice, at the same price and subject to the same material terms and conditions as described in the Ctrip Transfer Notice, by providing a written notice of acceptance to the Ctrip Transferor within the Ctirp ROFR Period. If Ctrip (so long as Ctrip holds no less than 4.5% of the Company’s then total outstanding share capital on a Fully-Diluted Basis), duly gives the Ctrip Transferor notice that it desires to purchase all the Ctrip Offered Shares, then payment for the Ctrip Offered Shares to be purchased shall be by check or wire transfer in immediately available funds of the appropriate currency, against delivery of such Ctrip Offered Shares to be purchased at a place agreed to by the Ctrip Transferor and Ctrip and at the time that shall be no later than forty-five (45) days after delivery of the Ctrip Transfer Notice. Notwithstanding anything to the contrary in this Section 3.3, if the total number of such Ctrip Offered Shares that Ctrip indicates an interest in purchasing in the Ctrip ROFR Period is less than the total number of Ctrip Offered Shares, then Ctrip shall be deemed to have forfeited any right to purchase the Ctrip Offered Shares, and the Ctrip Transferor shall be free to sell all, but not less than all, of the Ctrip Offered Shares to the third party purchasers upon terms and conditions (including the purchase price) no more favorable to such third party purchaser than those specified in the Ctrip Transfer Notice, provided that such sale shall be consummated within ninety (90) days after receipt of the Ctrip Transfer Notice by the Company.

3.4                               Non-Exercise of Rights.

(a)                                 In the event the Transferor does not consummate the sale or disposition of any Offered Shares to one or more third party purchasers within ninety (90) days after receipt of the Transfer Notice by the Company, the rights of the Non-Selling Investors under Section 3.2 shall continue to be applicable, to any subsequent disposition of such Offered Shares by the Transferor until such rights lapse in accordance with the terms of this Agreement.

(b)                                 The exercise or non-exercise of the rights of the Non-Selling Investors under this Section 3 to purchase Equity Securities from a Transferor, or participate in the sale of Equity Securities by the Transferor (if applicable) shall not adversely affect their rights to make subsequent purchases from the Transferor of Equity Securities or subsequently participate in sales of Equity Securities by the Transferor (if applicable) hereunder.

3.5                               Permitted Transferees. Notwithstanding the provisions of this Section 3, the Company, Ctrip, Crawford (provided that Crawford’s consent shall not be required if a Crawford Default has occurred), GS, Qiming and CDH may decide unanimously in writing on certain permitted transferees of the Equity Securities held by the Founder and any other Common Shareholder (collectively, the “Permitted Transferees” and each, a “Permitted Transferee”) and such sale, transfer or assignment of such Equity Securities shall not be subject to Section 3.1 or 3.2 or 3.3, except as required by applicable Law; provided that each such Permitted Transferee, prior to the completion of such sale, transfer or assignment, shall have executed such documents and taken such other actions as may be necessary for such Permitted Transferee to join in and be bound by this Agreement as a “Common Shareholder” and assume the obligations of its transferring party under this Agreement, including but not limited to Section 3 hereof.

3.6                               Standstill. For the avoidance of doubt, any restrictions in respect of the Transfer of the Series D Preferred Shares under this Agreement shall be cumulative with, but not in lieu of, the restrictions set forth under Section 7.7 of the Series D Share Purchase Agreement. For the avoidance of doubt, any restrictions in respect of the Transfer of the Series E Preferred Shares under this Agreement shall be cumulative with, but not in lieu of, the restrictions set forth under Section 7.7 of the Series E Share Purchase Agreement.

3.7                               Right of First Offer of Ctrip and Crawford

(a)                                 If any Class A Investor, Series A Investor, Series B Investor, Series C Investor or Series E Investor (a “Transferring Investor”) proposes to sell or otherwise transfer, directly or indirectly, any Equity Securities of the Company to any third party in a Private Sale other than (i) an Affiliate of such Transferring Investor or (ii) a Company Competitor, the Transferring Investor shall give a written notice (the “First Offer Notice”) to the Company, Ctrip (so long as Ctrip holds no less than 4.5% of the Company’s then total outstanding share capital on a Fully-Diluted Basis and Ctrip is not a Transferring Investor) and Crawford (so long as no Crawford Default has occurred and Crawford holds no less than five percent (5%) of the Company’s then total outstanding share capital on a Fully-Diluted Basis) indicating its intention of such transfer, which shall include (i) the date of the First Offer Notice (which shall be the same date as the date of delivery of the First Offer Notice), (ii) a description of the Equity Securities to be transferred (the “ROFO Shares”) specifying the number of the ROFO Shares, (iii) the offer price per share of the ROFO Shares (the “First Offer Price”) and (iv) all other material terms and conditions in connection to such transfer.

(b)                                 For a period of ten (10) days after the date on which each of Ctrip and Crawford receives the First Offer Notice (the “First ROFO Period”), each of Ctrip (so long as Ctrip holds no less than 4.5% of the Company’s then total outstanding share capital on a Fully-Diluted Basis) and Crawford (so long as no Crawford Default then exists and Crawford holds no less than five percent (5%) of the Company’s then total outstanding share capital on a Fully-Diluted basis) shall have the right, by delivering to the Transferring Investor an acceptance notice in writing (the “First ROFO Acceptance Notice”), to purchase all, but not less than all of the ROFO Shares at a purchase price equal to the First Offer Price and upon the same terms and conditions as those set forth in the First Offer Notice, provided that if the sum of the ROFO Shares Ctrip and Crawford wish to purchase under this section exceeds the total number of ROFO Shares, Ctrip and Crawford shall each be assigned a pro rata share of the ROFO Shares for purchase.

(c)                                  If either Ctrip or Crawford fails to deliver a First ROFO Acceptance Notice to the Transferring Investor within the First ROFO Period, the Transferring Investor shall have the right, subject to the restrictions set forth in Sections 3.2 and 3.8 hereof (to the extent applicable) and for a period of up to 180 days (the “Solicitation Period”) beginning on the expiration date of the First ROFO Period, to solicit an offer from any third party to purchase all (but not less than all) of the ROFO Shares. If the best bona fide offer the Transferring Investor receives from one or more third parties during the Solicitation Period (the “Best Third Party Offer”) is less favorable to the Transferring Investor in terms of price per share and the other material terms and conditions than the First Offer Price and the other material terms and conditions set forth in the First Offer Notice, and the Transferring Investor intends to accept such Best Third Party Offer, the Transferring Investor shall deliver a written notice (the “Second Offer Notice”) to each of Ctrip and Crawford, which shall include (i) the date of the Second Offer Notice (which shall be the same date as the date of delivery of the Second Offer Notice), (ii) the offer price per share of the ROFO Shares (the “Second Offer Price”), (iii) a copy of a document signed by the third party setting forth the Second Offer Price, and (iv) all other material terms and conditions, which shall be the same as those set forth in the Best Third Party Offer. If the Best Third Party Offer is no less favorable to the Transferring Investor in terms of price per share or the other material terms and conditions than the First Offer Price or the other material terms and conditions set forth in the First Offer Notice, the Transferring Investor may accept the Best Third Party Offer and proceed with the sale to the third party, subject to the restrictions set forth in Sections 3.1 and 3.2 hereof (to the extent applicable).

(d)                                 For a period of ten (10) days after the date on which each of Ctrip and Crawford receives the Second Offer Notice (the “Second ROFO Period”), each of Ctrip (so long as Ctrip holds no less than 4.5% of the Company’s then total outstanding share capital on a Fully-Diluted Basis) and Crawford (so long as no Crawford Default then exists and Crawford holds no less than five percent (5%) of the Company’s then total outstanding share capital on a Fully-Diluted Basis) shall have the right, by delivering to the Transferring Investor an acceptance notice in writing (the “Second ROFO Acceptance Notice”; together with the First ROFO Acceptance Notice, each an “Acceptance Notice”), to purchase all, but not less than all of the ROFO Shares at a purchase price equal to the Second Offer Price and upon the same terms and conditions as those set forth in the Second Offer Notice, provide that if the sum of the ROFO Shares Ctrip and Crawford wish to purchase under this section exceeds the total number of ROFO Shares, Ctrip and Crawford shall each be assigned a pro rata share of the ROFO Shares for purchase.

(e)                                  Each Acceptance Notice shall be irrevocable and upon the timely delivery of any Acceptance Notice there shall constitute a binding agreement between Ctrip and/or Crawford, as applicable, and the Transferring Investor to purchase and sell the ROFO Shares pursuant to the terms and conditions set forth in the First Offer Notice or the Second Offer Notice (as the case may be). Upon the timely delivery of an Acceptance Notice, the Transferring Investor and Ctrip and/or Crawford shall use their best efforts to consummate, within forty-five (45) days after the date of the First Offer Notice or the Second Offer Notice (as the case may be), the purchase and sale of the ROFO Shares.

(f)                                   If either Ctrip or Crawford fails to deliver an Acceptance Notice to the Transferring Investor within the Second ROFO Period, the Transferring Investor may either (i) withdraw its intention to sell the ROFO Shares or (ii) have the right, subject to the restrictions set forth in Sections 3.1 and 3.2 hereof (to the extent applicable) and for a period of up to ninety (90) days beginning on the expiration date of the Second ROFO Period, to sell all (but not less than all) of the ROFO Shares to any third party. If the Transferring Investor fails to conclude a binding agreement for the sale of the ROFO Shares within such 90-day period, the rights of Ctrip and Crawford under this Section 3.7 shall continue to be applicable to any subsequent sale of the ROFO Shares by the Transferring Investor.

(g)                                  For the avoidance of doubt, Crawford shall be entitled to the rights sets forth under this Section 3.7 only if no Crawford Default has occurred and Crawford holds no less than five percent (5%) of the Company’s then total outstanding share capital on a Fully-Diluted Basis. For the avoidance of doubt, Ctrip shall be entitled to the rights sets forth under this Section 3.7 only if

Ctrip holds no less than four point five percent (4.5%) of the Company’s then total outstanding share capital on a Fully-Diluted Basis.

3.8                               Transfer by a Transferring Investor in a Block Trade. If any Transferring Investor intends to dispose of all or any of its Equity Securities of the Company through an investment bank or other financial intermediary via a Block Trade after the Qualified IPO, the Transferring Investor shall (a) use its best efforts to require the investment bank or other financial intermediary to agree to abide by the restrictions set forth in the first sentence of Section 3.1(c) (in terms of the prohibition on sales to Company Global Competitors and the restriction on sales to Company Non-Global Competitors), and (b) give a written notice of such intention to the Company which, subject to compliance with applicable laws (including securities laws), shall promptly forward such notice to the other shareholders of the Company (including Crawford so long as no Crawford Default has occurred and Crawford holds no less than five percent (5%) of the Company’s then total outstanding share capital on a Fully-Diluted Basis). Subject to compliance with applicable laws (including securities laws), the Transferring Investor shall invite both Ctrip and Crawford to bid in such Block Trade and compete on the same terms and conditions with the other bidders. Each of Ctrip and Crawford shall be entitled to receive a copy of the bidding instructions and any other information which has been or will be provided to the other bidders by the Transferring Investor and/or the Company. To the extent that Ctrip or Crawford proposes to acquire at the highest price among the bidders any of the Equity Securities offered by the Transferring Investor in the Block Trade, the Transferring Investor shall, subject to compliance with applicable laws (including securities laws), sell all such Equity Securities to Ctrip and/or Crawford and other bidders who offer the same price as the price offered by Ctrip and/or Crawford, if any, on pro rata basis in proportion to the amount of the Equity Securities proposed to be acquired by Crawford and such other bidders. For the avoidance of doubt, Crawford shall be entitled to the rights sets forth under this Section 3.8 only if no Crawford Default has occurred and Crawford holds no less than five percent (5%) of the Company’s then total outstanding share capital on a Fully-Diluted Basis. For the avoidance of doubt, Ctrip shall be entitled to the rights sets forth under this Section 3.8 only if Ctrip holds no less than four and a half percent (4.5%) of the Company’s then total outstanding share capital on a Fully-Diluted Basis. For the avoidance of doubt, any obligations of the Transferring Investor and its investment bank or other financial intermediary under this Section 3.8 shall be subject to compliance with applicable laws (including securities laws) and rules or requirements of relevant regulatory bodies (including without limitation, the SEC or FINRA).

3.9                               Sale by a Transferring Investor in a Registered Offering. If any Transferring Investor intends to dispose of all or any of its Equity Securities through a Registered Offering after the Qualified IPO by exercising its rights under Section 2 hereof, (a) the Transferring Investor or the Company, whoever engages the underwriter, shall use its best efforts to require the underwriter to agree to abide by the restrictions set forth in the first sentence of Section 3.1(c) (in terms of the prohibition on sales to Company Global Competitors and the restriction on sales to Company Non-Global Competitors), and (b) the Transferring Investor shall give a written notice of such intention of disposal to the Company which, subject to compliance with applicable laws (including securities laws), shall promptly forward such notice to the other shareholders of the Company (including Crawford so long as no Crawford Default has occurred and Crawford holds no less than five percent (5%) of the Company’s then total outstanding share capital on a Fully-Diluted Basis). If requested by either Ctrip or Crawford in writing within ten (10) days following the delivery by the Company of such notice and subject to compliance with applicable laws (including securities laws), the Transferring Investor shall sell, and in case of a firm-commitment underwritten offering, the Transferring Investor or the Company, whoever engages the underwriter, shall use its best efforts to procure its underwriter(s) and/or bookrunner(s) to sell, to Ctrip and Crawford, at the same price and pursuant to the same terms and conditions of such Registered Offering, such amount of the Equity Securities to be sold in the Registered Offering which shall be no less than the lesser of (A) the amount offered by each of Ctrip and Crawford to buy, and (B) (i) the total number of the Equity Securities to be sold by the Transferring Investor in the Registered Offering multiplied by (ii) a fraction, the numerator of which shall be the number of Equity Securities of the Company owned by each of Ctrip and Crawford immediately prior to the Registered Offering and the denominator of which shall be the total outstanding share capital in the Company, each on a Fully-Diluted Basis. For the avoidance of doubt, Crawford shall be entitled to the rights sets forth under this Section 3.9 only if no Crawford Default has occurred and Crawford holds no less than five percent (5%) of the Company’s then total outstanding share capital on a Fully-Diluted Basis. For the avoidance of doubt, Ctrip shall be entitled to the rights sets forth under this Section 3.9 only if Ctrip holds no less than four and a half percent (4.5%) of the Company’s then total outstanding share capital on a Fully-Diluted Basis. For the avoidance of doubt, any obligations of the Transferring Investor, the Company and the underwriters and/or bookrunners under this Section 3.9 shall be subject to compliance with applicable laws (including securities laws) and rules or requirements of relevant regulatory bodies (including without limitation, the SEC or FINRA).

3.10                        Limitation of Rights under Section 3. Notwithstanding anything to the contrary contained herein, any Investor shall not be entitled to exercise any right of first refusal or right of first offer under this Section 3 if such Investor (together with its Affiliates) in aggregate holds more than 30% of the outstanding share capital of the Company, on a Fully-Diluted Basis.

4.                                      Preemptive Right.

4.1                               General. The Company hereby grants to each Shareholder a right (the “Preemptive Right”) to purchase up to its “pro rata share” (and any overallotment) of any New Securities that the Company may, from time to time, propose to sell or issue to any investors, subject to compliance with applicable laws and the Transaction Documents. Each such Shareholder’s “pro rata share” for purposes of the Preemptive Right under this Section 4 shall be the ratio of (i) the number of Common Shares (calculated on a Fully-Diluted Basis) held by such Shareholder immediately prior to the issuance of the New Securities, to (ii) the total number of Common Shares (calculated on a Fully-Diluted Basis) held by all the Shareholders immediately prior to the issuance of the New Securities.

4.2                               Holder Notice. In the event the Company proposes to undertake an issuance of New Securities, it shall first give each of its Shareholders written notice (the “Issuance Notice”) of such intention, describing (i) the type of New Securities to be issued, (ii) the identity of the prospective investor, and (iii) the price and the terms upon which the Company proposes to issue the same. Each Shareholder shall have fifteen (15) days (the “Participation Period”) after the receipt of the Issuance Notice to agree to purchase up to such Shareholder’s pro rata share of the New Securities (as determined in Section 4.1 above) for the price and upon the terms specified in the Issuance Notice by giving written notice to the Company and stating therein the quantity of New Securities to be purchased.

4.3                               Overallotment. If any Shareholder fails to exercise its Preemptive Right to purchase its full pro rata share of the New Securities (each, a “Non-Exercising Holder”, and collectively, the “Non-Exercising Holders”), the Company shall, within five (5) days after the expiration of the Participation Period, deliver written notice specifying the aggregate number of the remaining New Securities that were eligible for purchase by all the Non-Exercising Holders (the “Remaining Securities”) to each Shareholder that has exercised its right to purchase its full pro rata share of the New Securities (each, an “Exercising Holder”, and collectively, the “Exercising Holders”). Each Exercising Holder shall have a right of overallotment, and may exercise an additional right to purchase the Remaining Securities by notifying the Company in writing within ten (10) days after receipt of the notice by the Company pursuant to the prior sentence of this Section 4.3; provided, however, that if the Exercising Holders desire to purchase in aggregate more than the number of the Remaining Securities, then the Remaining Securities will be allocated to the extent necessary among the Exercising Holders in accordance with their relative pro rata shares. For purposes of clarification, if there are still New Securities left unpurchased after every Exercising Holder has had a chance to exercise its right of overallotment as outlined in Section 4.3 herein, the Company shall, within five (5) days after the expiration of the ten (10) days outlined in the prior sentence, deliver a written notice to Ctrip specifying the aggregate number of the remaining unpurchased New Securities, and Ctrip shall have the right, but not the obligation, to purchase all such unpurchased New Securities by notifying the Company in writing within ten (10) days after receipt of the notice by the Company pursuant to this sentence.

4.4                               Sales by the Company. If the Shareholders fail to exercise their right to purchase the Remaining Securities within the ten (10) day period as described in Section 4.3 above, for a period of thirty (30) days following the expiration of such ten (10) day period, the Company may sell any New Securities with respect to which the Shareholders’ rights under this Section 4 were not exercised, to the purchasers identified in the Issuance Notice and at a price and upon terms not more favorable to the purchasers thereof than specified in the Issuance Notice. In the event the Company has not sold such New Securities within such thirty (30) day period, the Company shall not thereafter issue or sell any New Securities, without first again offering such securities to its Shareholders in the manner provided in this Section 4.

4.5                               Termination of Preemptive Rights. The Preemptive Rights in this Section 4 shall terminate upon the closing of a Qualified IPO.

5.                                      Information and Inspection Rights; US Tax Matters.

5.1                               Delivery of Financial Statements. As long as any Preferred Shares remain outstanding, the Company shall deliver to each Preferred Shareholder the following documents or reports:

(a)                                 as soon as practicable, but in any event within one hundred and twenty (120) days after the end of each fiscal year of the Company, a consolidated income statement and statement of cash flows for the Company for such fiscal year and a consolidated balance sheet for the Company as of the last day of the fiscal year, and a management report including a comparison of the financial results of such fiscal year with the corresponding annual budget, setting forth in comparative form figures for the previous fiscal year and audited and certified by an Auditing Firm acceptable to the holders holding (i) more than 51% of the then outstanding Series A Preferred

Shares, (ii) more than 45% of the then outstanding Series B Preferred Shares (including CDH as long as it holds more than one-third of the then outstanding Series B Preferred Shares), (iii) more than 50% of the then outstanding Series C Preferred Shares (including GS as long as it holds more than one-third of the then outstanding Series C Preferred Shares), (iv) more than 50% of the then outstanding Series D Preferred Shares, and (v) more than 51% of the then outstanding Series E Preferred Shares, and accompanied by a report and opinion thereon by such Auditing Firm, all prepared in English and in accordance with the US GAAP or the PRC GAAP;

(b)                                 as soon as practicable, but in any event within fifteen (15) days prior to the end of each fiscal year of the Company, a proposed budget and business plan for the next fiscal year to be submitted to the Board for approval, prepared on a monthly basis;

(c)                                  as soon as practicable, but in any event within ten (10) days prior to the end of each fiscal quarter of the Company, a proposed budget, which shall include a capital expenditure plan, for the next fiscal quarter;

(d)                                 as soon as practicable, but in any event within twenty (20) days after the end of each month, unaudited monthly consolidated financial statements in a format that is satisfactory to the Board, including the affirmative vote by a majority of Investor Directors;

(e)                                  as soon as practicable, but in any event within thirty (30) days after the end of each quarter, unaudited quarterly consolidated financial statements in a format that is satisfactory to the Board, including the affirmative vote by a majority of Investor Directors;

(f)                                   with respect to the financial statements called for in Section 5.1(a), an instrument executed by the Chief Financial Officer of the Company and certifying that such financials were prepared in accordance with the US GAAP or the PRC GAAP consistently applied with prior practice for earlier periods. With respect to the management report called for in Section 5.1(a), the management of the Company shall also provide an analysis of results, highlighting notable events and a thorough explanation of any material differences between actual figures, on the one hand and figures for the prior year and figures presented in the corresponding budget on the other hand;

(g)                                  as soon as practicable, but in any event within forty-five (45) days after the end of each quarter, a statement showing the number of shares in each class and series of capital stock of the Company in sufficient detail to allow the Investors to calculate their respective percentage ownership in the Company;

(h)                                 copies of all documents or other information sent to other shareholders of the Company and any reports publicly filed by the Company with any relevant securities exchange, regulatory authority or Governmental Authority, no later than five (5) days after such documents or information are sent or filed by the Company; and

(i)                                     (1) prompt written notice of any material litigation, material judgment against any member of the Company Group, and any other event that may have a Material Adverse Effect on the operations and financial condition of any member of the Company Group, and (2) prompt written notice of any notice from any Governmental Authority of the non-compliance with any Law by any member of the Company Group.

5.2                               Inspection. The members of the Company Group shall permit any Investor, at the Investor’s own expense, to visit and inspect, during normal business hours following reasonable notice by the Investor to the Company (which shall be no less than three (3) days unless otherwise agreed by the Company), any of the properties of any member of the Company Group, and examine the books of account and records of any member of the Company Group, and discuss the affairs, finances and accounts of any member of the Company Group with the directors, officers, management employees, accountants, legal counsel and investment bankers of such member, all at such reasonable times as may be requested in writing by the Investor; provided, that such Investor (i) is not a Company Competitor; (ii) doesn’t hold any direct or indirect ownership interest in or have any business relationship with any Company Competitor; and (iii) agrees to keep confidential any information so obtained in accordance with Section 13 hereof.

5.3                               Termination of Information and Inspection Rights. The rights and covenants set forth in Sections 5.1 and 5.2 shall terminate and be of no further force or effect upon the closing of a Qualified IPO. Notwithstanding anything to the contrary, (a) the rights of any Series D Investor set forth in Sections 5.1 and 5.2 and 5.4 shall terminate immediately upon the earlier of (i) the equity interest held by such Series D Investor in the Company becoming less than 5% of the Company’s then total outstanding share capital on Fully-Diluted Basis, or (ii) such Series D Investor no longer having any representative, either a Director or an Observer, on the Board of Directors, or (iii) any Crawford Default having occurred, and (b) the rights of any Series E Investor set forth in Sections 5.1 and 5.2 and 5.4 shall terminate immediately at such time as such Series E Investor in the Company becoming less than 4.5% of the Company’s then total outstanding share capital on Fully-Diluted Basis).

5.4                               Governmental/Securities Filings. For three (3) years after the time when the Company becomes subject to the filing requirements of the Exchange Act or any other organized securities exchange, as long as an Investor holds any Equity Securities, the Company shall deliver to such Investor copies of, or provide a link on its public website to, any quarterly, annual, extraordinary, or other reports publicly filed by the Company with the Commission or any other relevant securities exchange, regulatory authority or government agency, and any annual reports and other materials provided to all other shareholders of the Company.

5.5                               United States Tax Matters.

(a)                                 The Company will not take any action inconsistent with the treatment of the Company as a corporation for U.S. federal income tax purposes and will not elect to be treated as an entity other than a corporation for U.S. federal income tax purposes unless agreed upon by Crawford (so long as no Crawford Default has occurred and Crawford continues to hold at least 5% of the outstanding share capital of the Company on a Fully-Diluted Basis) and GS. Upon request by Crawford (so long as no Crawford Default has occurred and Crawford continues to hold at least 5% of the outstanding share capital of the Company on a Fully-Diluted Basis) or GS that the Company or one or more of its Subsidiaries should elect to be classified as partnerships or disregarded entities for United States federal income tax purposes (the “Partnership Election”) and subject to the unanimous consent of the other shareholders that are U.S. Persons (as defined below), the Company shall make, or shall cause to be made, the Partnership Election by filing, or by causing to be filed, Internal Revenue Service Form 8832 (or any successor form) provided that such election is in compliance with all applicable laws effective the day before Closing, and the

Company shall not permit the Partnership Election to be terminated or revoked without the written approval from Crawford (so long as no Crawford Default has occurred and Crawford continues to hold at least 5% of the outstanding share capital of the Company on a Fully-Diluted Basis), GS and other shareholders that are U.S. Persons.

(b)                                 No later than two (2) months following the end of the Company’s taxable year, the Company shall determine, in consultation with an Auditing Firm, whether any member of the Company Group was a “passive foreign investment company” (a “PFIC”) within the meaning of section 1297 of the United States Internal Revenue Code of 1986, as amended (the “Code”) in such taxable year. If it is determined that a member of the Company Group was a PFIC in such taxable year, the Company shall promptly notify each U.S. Holder of such determination. The Company agrees to make available to each U.S. Holder upon request, the books and records of the Company Group (and, as relevant, each member thereof), and to provide information to each U.S. Holder necessary for such U.S. Holder to determine whether any member of the Company Group was a PFIC in a taxable year. Upon determination by the Company, any U.S. Holder or any taxing authority that any member of the Company Group was a PFIC in a taxable year, the Company will provide each U.S. Holder with all information reasonably available to the Company Group to permit such U.S. Holder to (i) accurately prepare all tax returns and comply with any reporting requirements in connection with such determination and (ii) make any election (including, without limitation, a “qualified electing fund” election under section 1295 of the Code), with respect to the relevant member of the Company Group, and comply with any reporting or other requirements incident to such election. If a determination is made that a member of the Company Group is a PFIC for a particular year, then for such year and for each year thereafter, the Company shall or shall cause such member to provide to each U.S. Holder with a completed “PFIC Annual Information Statement” substantially in the form as set out in the schedule headed “PFIC Annual Information Statement” as required by Treasury Regulation section 1.1295-1(g).

(c)                                  Each of Qiming and CDH represents (i) that it is not a “United States person” (“U.S. Person”) as defined in section 7701(a)(30) of the Code, and (ii) that none of its shareholders that are U.S. Persons indirectly owns more than 10% of the Company. To the best of its knowledge, GS represents that (i) neither of the Persons that comprise GS is a U.S. Person, and (ii) that no more than 70% of the value of the GS Persons (on an aggregate basis) is owned, directly, indirectly or constructively, by U.S. Persons. The representation in sub-clause (ii) of the immediately preceding sentence is subject to, and qualified by, the methodology and assumptions set forth in Schedule C. Qiming, CDH, and GS shall provide prompt written notice to the Company of any subsequent change to the foregoing representations. No later than two (2) months following the end of the Company’s taxable year, the Company shall provide the following information to each U.S. Holder: (a) the Company’s capitalization table as of the end of the last day of such taxable year and (b) a report regarding the Company’s status as a “controlled foreign corporation” (“CFC”) as defined in the Code, if any. In the event any member of the Company Group is a CFC, the Company shall (x) furnish to each U.S. Holder upon its reasonable request, on a timely basis, all information necessary to satisfy the U.S. income tax return filing requirements of such U.S. Holder and (y) use commercially reasonable efforts to avoid generating for any taxable year in which any member of the Company Group is a CFC, income that would be includible in the income of any U.S. Holder under section 951 of the Code. Upon written request of a U.S. Holder from time to time, subject to obtaining the consent of its shareholders to release such information (if necessary), the Company will promptly provide in writing such information in its possession concerning its shareholders and, to the Company’s actual knowledge, the direct and indirect interest holders in each shareholder sufficient for such U.S. Holder to determine whether the Company is a CFC.

(d)                                 Each member of the Company Group will comply with all record-keeping, reporting, and other requests necessary for such member to allow each U.S. Holder to comply with any applicable U.S. federal income tax Law.

(e)                                  The cost incurred by any member of the Company Group in providing the information that it is required to provide, or is required to cause to be provided, and the cost incurred by any member of the Company Group in taking the action, or causing the action to be taken as described in this Section 5 shall be borne by the Company Group.

6.                                      Election of Directors; Voting Agreement.

6.1                               Board of Directors.

(a)                                 Unless otherwise indicated below, immediately after the Closing, the Company shall have a Board consisting of no more than ten (10) Directors, of which, (a) two (2) Directors are to be designated by Qiming as long as Qiming continues to hold no less than 4.5% of the Company’s then total outstanding share capital on a Fully-Diluted Basis (the “Series A Directors” and each a “Series A Director”), who shall initially be JP GAN and John ZAGULA; (b) one (1) Director is to be designated by CDH as long as CDH continues to hold no less than 4.5% of the Company’s then total outstanding share capital on a Fully-Diluted Basis (the “Series B Director”), who shall initially be Yan HUANG; (c) one (1) Director is to be designated by GS (the “Series C Director”) as long as GS continues to hold no less than 4.5% of the Company’s then total outstanding share capital on a Fully-Diluted Basis, who shall initially be Bin ZHU; (d) two (2) Directors are to be designated by Crawford as long as no Crawford Default has occurred and Crawford continues to hold no less than 5% of the Company’s then total outstanding share capital on a Fully-Diluted Basis (the “Series D Directors” and each a “Series D Director”), who shall initially be Greg Stubblefield and William Snyder; (e) one (1) Director is to be designated by Ctrip as long as Ctrip continues to hold no less than 4.5% of the Company’s then total outstanding share capital on a Fully-Diluted Basis (the “Series E Director”, together with the Series A Directors, the Series B Director, the Series C Director and the Series D Directors, collectively, the “Investor Directors” and each an “Investor Director”), who shall initially be James Jianzhang LIANG; and (f) three (3) Directors are to be designated by the Founder (the “Founder Directors” and each a “Founder Director”), who shall initially be Ray Ruiping ZHANG, Qian MIAO and Lihong CAI. The chairman of the Board shall be one of the Founder Directors.

(b)                                 Unless otherwise indicated below, the Company shall maintain an audit committee and a compensation committee under the Board, each of which shall consist of three (3) directors, the exact number to be determined from time to time by the Board.

(c)                                  At each election of the Directors, each holder of the Shares shall vote at any meeting of members, with respect to such number of Shares (on an as-converted basis) as may be necessary, or in lieu of any such meeting, shall give such holder’s written consent, as the case may be, with respect to such number of Shares (on an as-converted basis) (i) as may be necessary to ensure the election or re-election of the individuals designated by the respective Party pursuant to Section 6.1(a) above as the Directors and (ii) against any nominees for Directors not designated pursuant to Section 6.1(a) above.

(d)                                 Ctrip (so long as Ctrip continues to hold no less than 4.5% of the Company’s then total outstanding share capital on a Fully-Diluted Basis), Crawford (provided that no Crawford Default has occurred and provided further that Crawford holds at least 5% of the Company’s then total outstanding share capital on a Fully-Diluted Basis), GS (so long as GS continues to hold no less than 4.5% of the Company’s then total outstanding share capital on a Fully-Diluted Basis), CDH (so long as CDH continues to hold no less than 4.5% of the Company’s then total outstanding share capital on a Fully-Diluted Basis), Qiming (so long as Qiming continues to hold no less than 4.5% of the Company’s then total outstanding share capital on a Fully-Diluted Basis), and the Founder, as such entity or individual is entitled to designate any individual to be elected as a Director pursuant to this Section 6.1 shall have the right to remove any Director occupying such position and to fill any vacancy caused by the resignation, death or renewal of any Director occupying such position. Each holder of Shares agrees to always vote such holder’s respective Shares in support of the principle that a Director designated pursuant to this Section 6.1 shall be removed from the Board with or without cause only upon the vote or written consent of the Person(s) entitled to designate such Director pursuant to this Section 6.1, and each such holder further agrees not to seek, vote for or otherwise effect the removal with or without cause of any such Director without such vote or written consent. If a vacancy is created on the Board at any time by the death, disability, retirement, resignation or removal of any Director designated pursuant to this Section 6.1, the replacement to fill such vacancy shall be designated in the same manner, in accordance with this Section 6.1, as the Director whose seat was vacated.

6.2                               Alternates. Subject to applicable Law, each of the Investor Directors shall be entitled to appoint an alternate to serve at any Board meeting, and such alternate shall be permitted to attend all Board meetings and vote on behalf of the Investor Director for whom she or he is serving as an alternate.

6.3                               No Investor Director in Office. For the avoidance of doubt, to the extent any Investor Director is not appointed or otherwise not in the office, the consent of such Investor Director shall no longer be required for those matters which require the consent of such Investor Director hereunder.

6.4                               Board Observer. So long as it holds any Shares, each of Crawford (provided that no Crawford Default has occurred), GS, CDH, Qiming, Ignition, JAFCO and Ctrip shall have the right, from time to time, and at any time, to designate one (1) individual (the “Observer”) to attend and speak at all meetings of the Board and all committees thereof (whether in person, by telephone or other) in a non-voting observer capacity. The initial Observer appointed by Ctrip shall be Jenny Wenjie WU, effective as of the Closing Date. An Observer is entitled to receive all notices of meetings of the Board and all committees thereof as well as copies of all minutes, consents and other materials, financial or otherwise, concurrently and in the same manner as such notices, minutes, consents and other materials are provided to the members of the Board and all committees thereof. An Observer shall have full rights of audience and may speak at all meetings of the Board and all committees thereof, but shall not be entitled to vote or be counted towards the quorum at any such meetings. The Founder and the Company hereby irrevocably agree that each Observer is a nominee of the Investor who appoints him/her and that such Observer shall be entitled to, and the Investor who nominates him/her can require him/her to, report all matters concerning the Company and its Subsidiaries, including but not limited to, matters discussed at any meeting of the Board and all committees thereof, and that the Observer may take advice and obtain instructions from his/her nominating Investor.

6.5                               D&O Insurance.    The Company shall purchase and maintain directors’ and officers’ insurance which shall take effect upon the consummation of the IPO. The terms of such insurance from time to time, the carrier and the amount insured shall be agreed by the Board (including the consent of a majority of Investor Directors), provided that such insurance coverage is available at commercially reasonable rates as determined by the Board (including the consent of a majority of Investor Directors), in relation to any person who is or was a Director or an officer of the Company, or who at the request of the Company is or was serving as a Director or an officer of, or in any other capacity is or was acting for, another company or a partnership, joint venture, trust or other enterprise, against any liability asserted against the person and incurred by the person in that capacity. The Memorandum and Articles of the Company shall at all times provide that the Company shall indemnify the members of the Company’s Board to the maximum extent permitted by the Laws of the Cayman Islands. In the event the Company merges with another entity and is not the surviving corporation, or undertakes any other Liquidation Event, proper provisions shall be made so that any successors of the Company assume the Company’s obligations with respect to indemnification of Directors.

6.6                               Assignment. Regardless of anything else contained herein, the rights of the Investors under this Section 6 are non-transferable and non-assignable (including without limitation by operation of Law), except in connection with a transfer of the Preferred Shares by any Investor to its Affiliates, in which case such rights shall be transferable but only to the extent applicable to such transferred Preferred Shares.

6.7                               Amendment. Without the written consent of Ctrip ( so long as Ctrip holds any Preferred Shares), Crawford (so long as no Crawford Default has occurred and Crawford holds any Preferred Shares), GS (so long as it holds any Preferred Shares), CDH (so long as it holds any Preferred Shares) or Qiming (so long as it holds any Preferred Shares), no right of such Investor under this Section 6 may be amended or waived (either generally or in a particular instance and either retroactively or prospectively).

6.8                               Board Meetings.

(a)                                 Frequency, Notices and Expenses. The Company shall hold no less than one (1) Board meeting during each fiscal quarter. The Company shall cause that (i) a notice of each Board meeting, (ii) the agenda of the business to be transacted at the Board meeting and (iii) all relevant documents and materials to be circulated at or presented to the Board meeting are sent to all Directors at least ten (10) days before the Board meeting and a copy of the minutes of the Board meeting is sent to such Persons within thirty (30) days following the Board meeting. The Company shall reimburse the Directors for all reasonable out-of-pocket expenses incurred in connection with attending any meetings of the Board and all committees thereof.

(b)                                 Quorum. All Board meetings shall reach quorum only with the attendance of at least five (5) Directors, including a majority of Investor Directors. one of whom shall be the Series E Director, and a Founder Director, provided that if such quorum is not present for a Board meeting within two (2) hours from the time for such Board meeting as appointed in the meeting notice of such Board meeting sent by the Company in accordance with the Memorandum and Articles, then such Board meeting shall be adjourned for at least ten (10) days at the same place or such other time and place as the Directors then present may determine, provided that, in each case, a notice of the adjourned Board meeting shall be sent to each Director at least ten (10) days before the adjourned Board meeting. The attendance of any three (3) Directors including any two (2) Investor Directors shall constitute a quorum at such adjourned Board meeting and questions arising at such adjourned Board meeting shall be decided by a majority of votes of the Directors present. For the purposes of this Section 6.8(b), a proxy appointed by a Director shall be counted in a quorum at a meeting at which the Director appointing him is not present.

(c)                                  Voting. Unless otherwise provided in this Agreement and the Memorandum and Articles or required by the applicable Laws, all issues that require resolutions by the Board (except for the consummation of the Qualified IPO and the actions reasonably taken for consummating the Qualified IPO) shall be adopted by the affirmative vote of a simple majority of the Directors present in person or by proxy.

(d)                                 Information to be Furnished to the Board. The Company shall deliver to each of the Directors and Observers the following documents or reports:

(i)                                     as soon as practicable, but in any event within twenty (20) days of the end of each month, a consolidated unaudited income statement and statement of cash flows for such month and a consolidated unaudited balance sheet for the Company as of the last day of such month, and a management report all prepared in English and in accordance with the US GAAP or PRC GAAP (except for year-end adjustments and except for the absence of notes);

(ii)                                  as soon as practicable, but in any event within thirty (30) days after the end of each fiscal quarter of the Company, a consolidated unaudited income statement and statement of cash flows for such fiscal quarter and a consolidated unaudited balance sheet for the Company as of the last day of such fiscal quarter, and a management report including a comparison of the financial results of such fiscal quarter with the corresponding quarterly budget, all prepared in English and in accordance with the US GAAP or PRC GAAP (except for year-end adjustments and except for the absence of notes);

(iii)                               as soon as practicable, but in any event no later than fifteen (15) days prior to the end of each fiscal year, an annual consolidated budget and business plan for the succeeding fiscal year to be submitted to the Board for approval, prepared on a monthly basis including, revenues, expenses, cash position, balance sheets and sources and applications of funds statements (including any anticipated or planned capital expenditure or borrowings) for such months and, as soon as prepared, any other budgets or revised budgets prepared by the Company;

(iv)                              as soon as practicable, but in any event no later than ten (10) days prior to the end of each fiscal quarter, an quarterly consolidated budget including capital expenditure plan for the succeeding fiscal quarter to be submitted to the Board for approval; and

(v)                                 with respect to the financial statements called for in Section 6.8(d)(ii), an instrument executed by the Chief Financial Officer of the Company and certifying that such financials were prepared in accordance with the US GAAP or PRC GAAP consistently applied with prior practice for earlier periods (with the exception, for unaudited statements, such statements may be subject to normal year-end audit adjustments and exclude all footnotes required by applicable accounting standard). With respect to the management report called for in Section 6.8(d)(ii), the management of the Company shall also provide an analysis of results, highlighting notable events and a thorough explanation of any material differences between actual figures, on the one hand and figures for the prior year and figures presented in the corresponding budget on the other hand.

6.9                               Tie-vote. In the event of a tie-vote during Board meetings, the chairman of the Board shall have the tie-breaker vote.

6.10                        Board of Directors of the PRC Entities. Upon written request by Ctrip, Crawford, Qiming, GS and CDH, the Company and the Founder shall cause the board of directors (or equivalent governing body) of Shanghai eHi Car Rental Co., Ltd. (“Shanghai eHi”) to have the same members (and no additional members) and composition as the Board, and shall cause the same number of persons designated by Ctrip, Crawford, GS, Qiming, CDH and the Founder as they are entitled to appoint to the Board to be appointed as directors of Shanghai eHi to the effect that the directors of such Subsidiary shall be appointed and removed in accordance with the same rules and procedures provided for the Board, provided that the person(s) designated by Ctrip and Crawford to the board of Shanghai eHi shall be equipped with translation services provided at the expense of Ctrip and Crawford, respectively. In the event that Shanghai eHi establishes any board committee, the members of such committee shall include the same persons designated by Ctrip, Crawford, GS, Qiming and CDH to the Board upon written request of Ctrip, Crawford, GS, Qiming and CDH. The Company and the Founder covenant and agree that it or he shall vote all shares of capital stock of Shanghai eHi hereafter directly or indirectly owned (of record or beneficially) by the Company or the Founder (as the case may be) to maintain the board of directors of Shanghai eHi in accordance with the same rules and procedures provided for the Board. Notwithstanding anything to the contrary in this Agreement or the Memorandum and Articles, Crawford’s rights under this Section 6.10 can only be exercised when no Crawford Default exists and Crawford continues to hold at least 5% of the outstanding share capital of the Company on a Fully-Diluted Basis, and Ctirp’s rights under this Section 6.10 can only be exercised when Ctrip continues to hold at least 4.5% of the outstanding share capital of the Company on a Fully-Diluted Basis.

6.11                        Termination. This Section 6 (other than Section 6.1(e)) shall terminate upon the closing of a Qualified IPO.

7.                                      Protective Provisions.

7.1                               Matters Requiring Special Consent from Preferred Shareholders

Notwithstanding anything to the contrary in this Agreement or the Memorandum and Articles and in addition to such other limitations as may be provided in this Agreement, the Memorandum and Articles, or any applicable Law at the competent jurisdiction where the relevant member of the Company Group is incorporated, but subject to Section 8.13, the Company and the Founder shall procure that the Company and each other member of the Company Group shall not take any of the following actions (except for those taken to consummate the Qualified IPO) without the prior written consent of holders of more than (i) 51% of the then outstanding Series A Preferred Shares (voting separately on an as converted basis), (ii) 45% of the then outstanding Series B Preferred Shares (including CDH as long as it holds more than one-third of the then outstanding Series B Preferred Shares) (voting separately on an as converted basis), (iii) 50% of the then outstanding Series C Preferred Shares (including GS as long as it holds more than one-third of the then outstanding Series C Preferred Shares) (voting separately on an as converted basis), (iv) 50% of the then outstanding Series D Preferred Shares (voting separately on an as converted basis) (including Crawford as long as it holds more than one-third of the then outstanding Series D Preferred Shares but provided that Crawford’s prior written consent shall be deemed to have been given, and Crawford shall not have the power to block any actions, if a Crawford Default has occurred or if Crawford holds less than 5% of the Company’s then total outstanding share capital on a Fully-Diluted Basis), and (v) 51% of the then outstanding Series E Preferred Shares (voting separately on an as converted basis) (including Ctrip as long as it holds no less than 4.5% of the Company’s then total outstanding share capital on a Fully-Diluted Basis); provided, that where any such action requires the special resolutions of the shareholders of the Company in accordance with the Companies Law of the Cayman Islands, as amended, and the said prior written consent has not been obtained, the holders of the then outstanding Preferred Shares voting against the resolution shall have the same number of votes as those who vote in favour of such resolution plus one (for the purpose of this Section 7, the term “Company” below shall also include each member of the Company Group from time to time where applicable):

(a)                                 Substantially cease to conduct or carry on the business of any member of the Company Group as now conducted or materially change its business activities;

(b)                                 Sell or dispose of the whole or a substantial part of the undertaking goodwill or the assets of any member of the Company Group;

(c)                                  Except for the Exempted Issuances, increase, reduce or cancel the authorized or issued share capital of any member of the Company Group or issue, allot, purchase or redeem any shares or securities convertible into or exchangeable for or otherwise carrying a right of subscription in respect of the Shares or any share warrants or grant or issue any options rights or warrants or which may require the issue of Shares in the future or do any act which has the effect of diluting or reducing the effective shareholding of the Investors in the Company or adversely affecting their rights in respect of any outstanding bonds, warrants or options;

(d)                                 Make any distribution of profits amongst the shareholders by way of dividend (interim and final), capitalization of reserves or otherwise;

(e)                                  Amend the accounting policies previously adopted or change the fiscal year of any member of the Company Group;

(f)                                   Appoint or change the auditors of any member of the Company Group;

(g)                                  Sell, transfer, license, charge, encumber or otherwise dispose of any trademarks, patents or other Intellectual Property owned by any member of the Company Group;

(h)                                 Pass any resolution for the winding up of any member of the Company Group or undertake any merger or restructuring (including but not limited to Change of Control Events) or Liquidation Event concerning any member of the Company Group or apply for the appointment of a receiver, manager or judicial manager or like officer;

(i)                                     Make any alteration or amendment to the memorandum and articles of association or any other charter documents of any member of the Company Group;

(j)                                    Dispose of or dilute the Company’s interest, directly or indirectly, in any of its Subsidiaries including but not limited to the PRC Entities;

(k)                                 Approve any transfer of shares in any member of the Company Group;

(l)                                     Amend or change the rights, preferences, privileges or powers of, or the restrictions provided for the benefit of the holders of Preferred Shares;

(m)                             Take any action that authorizes, creates or issues shares of any class of stocks having preferences superior to or on parity with the Preferred Shares;

(n)                                 Take any action that reclassifies any outstanding shares into shares having preferences or priority as to dividends or assets senior to or on parity with the preference of the Preferred Shares;

(o)                                 Amend the Company’s Memorandum and Articles;

(p)                                 Amend any Warrant;

(q)                                 Enter into or amend any agreement subject to Section 8.15; and

(r)                                    Enter into any agreement or undertaking to do any of the foregoing.

7.2                               Matters Requiring Special Consent from Investor Directors

Notwithstanding anything to the contrary in this Agreement or the Memorandum and Articles and in addition to such other limitations as may be provided in this Agreement, the Memorandum and Articles, or any applicable Law at the competent jurisdiction where the relevant member of the Company Group is incorporated, but subject to Section 8.13, the Company and the Founder shall procure that the Company and each other member of the Company Group shall not, without the prior written approval (either by signing a physical document or by email) of the Series E Director, at least one of the Series D Directors, the Series C Director, the Series B Director and at least one of the Series A Directors, take any of following action (except for those taken to consummate the Qualified IPO):

(a)                                 Appoint or settle the terms of appointment of any Managing Director, President, Chairman, Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, Chief Technology Officer or equivalent officers of any member of the Company Group;

(b)                                 Settle or alter the terms of employment contract or salaries or bonuses or other incentives of the top six most highly paid employees of the Company Group or the terms of any non-compete covenants by any Key Employees (as defined in the Series E Share Purchase Agreement);

(c)                                  Change the size or composition of the board of directors of any member of the Company Group;

(d)                                 Approve any annual and quarterly budget including any capital expenditure plan of any member of the Company Group;

(e)                                  Make any equity investment in any corporate bodies or joint ventures other than establishing wholly owned subsidiaries;

(f)                                   Borrow any money or obtain any financial facilities except pursuant to trade facilities obtained from banks or other financial institutions in the ordinary course of business not exceeding an aggregate principal amount of RMB100,000,000 per annum;

(g)                                  Create, allow to arise or issue any debenture constituting a pledge, lien or charge (whether by way of fixed or floating change, mortgage encumbrance or other security) (other than liens incurred in the ordinary course of business (including without limitation, those created pursuant to vehicle acquisitions) covering obligations not to exceed US$1,000,000 in the aggregate at any one time) on all or any of the undertaking, assets or rights of any member of the Company Group ;

(h)                                 Approve or make adjustments or modifications to terms of transactions involving the interest of any director or shareholder or officer of any member of the Company Group, including but not limited to the making of any loans or advances, whether directly or indirectly, or the provision of any guarantee, indemnity or security for or in connection with any indebtedness of liabilities of any director or shareholder or officer of any member of the Company Group and any other related party transactions set out in Section 22 of Schedule D to the Series E Share Purchase Agreement;

(i)                                     Sign any property leases with annual rental commitment in excess of US$300,000;

(j)                                    Make capital expenditures of any item in excess of US$500,000 or in aggregate exceeding 25% of the approved annual budget, other than capital expenditure for purchasing operating vehicles in the ordinary course of business;

(k)                                 Make capital expenditures or disposals not within the approved annual budget;

(l)                                     Adopt or amend any employee stock option program or any other equity-based compensation plan or any bonus or incentive plan of any member of the Company Group (including but not limited to any amendment of the ESOP);

(m)                             Enter into any related party transaction set out in Section 22 of Schedule D to the Series E Share Purchase Agreement (whether as a single transaction or a series of related or unrelated transactions) in excess of US$100,000; and

(n)                                 Enter into any agreement or undertaking to do any of the foregoing.

7.3                               Termination. This Section 7 shall terminate upon the closing of a Qualified IPO.

7.4                               Scheme of Arrangement.

So long as no Crawford Default has occurred and Crawford continues to hold at least 5% of the outstanding share capital of the Company on a Fully-Diluted Basis, each holder of Shares that is a party hereto agrees not propose, vote for, consent to, or otherwise participate in any Section 86 or similar scheme of arrangement, without the written consent of Crawford.

8.                                      Additional Agreements; Covenants.

8.1                               Compliance.

(a)                                 The Company, the Founder and each PRC Entity shall use his, her or its best efforts to ensure that each member of the Company Group and its directors, officers, employees, agents and other persons acting on behalf of such company (the “Representatives”) are familiar with and shall comply with all applicable Laws, including the FCPA and all anti-bribery, anti-corruption and anti-money laundering Laws as referred to in Section 17 of Schedule D of the Series E Share Purchase Agreement.

(b)                                 Each member of the Company Group shall promptly notify the Shareholders if any current or future Representatives of any member of the Company Group are or become Public Officials.

(c)                                  Each member of the Company Group shall promptly notify the Shareholders if any member of the Company Group will conduct or agrees to conduct any business, or enter into or agree to enter into any transaction with any Person, in Iran, Sudan or Cuba, and shall not undertake any such transaction without the prior written consent of Ctrip, Crawford (so long as no Crawford Default has occurred), GS, CDH and Qiming.

(d)                                 Each member of the Company Group shall timely file all material Tax Returns that are required to be filed by it with any Governmental Authority, and shall timely pay all Taxes owed by it which are due and payable or withheld and remitted to the appropriate Governmental Authority all Taxes which it is obligated to withhold and remit from amounts owing to any employee, creditor, customer or third party.

(e)                                  Each of the Company and Shanghai eHi will retain an Auditing Firm to handle all of its Tax compliance matters including in respect of the matters referred to in Sections 5.5 (b) and (c) of this Agreement relating to PFIC and CFC covenants, respectively, and to assist it in the preparation of all of its Tax Returns in all jurisdictions in which the Company Group operates.

8.2                               Board of Directors of Members of the Company Group. The Company, the Founder and the PRC Entities shall ensure that the board of directors of each member of the Company Group shall follow the decisions made by the Company, which shall have sole decision making power over all business and affairs of any member of the Company Group, to the extent permitted by Law.

8.3                               Legend on Share Certificates. Each certificate representing any Shares issued after the date hereof shall be endorsed by the Company with a legend reading substantially as follows:

“THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER ANY OTHER APPLICABLE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER THE ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 OF THE ACT.”

The Company, by its execution of this Agreement, agrees that it will cause the certificates evidencing the Shares issued after the date hereof to bear the legend required by this Section 8.3 of this Agreement, and it shall supply, free of charge, a copy of this Agreement to any holder of a certificate evidencing the Shares upon written request from such holder to the Company at its principal office. The Parties to this Agreement do hereby agree that the failure to cause the certificates evidencing the Shares to bear the legend required by this Section 8.3 herein and/or the failure of the Company to supply, free of charge, a copy of this Agreement as provided hereunder shall not affect the validity or enforcement of this Agreement.

8.4                               Employment Matters. The Company, the Founder and the PRC Entities shall cause each person now or hereafter employed by any member of the Company Group (or engaged by any member of the Company Group as a consultant or independent contractor) with access to confidential information and/or trade secrets to enter into a nondisclosure and proprietary rights assignment agreement in form and substance satisfactory to Ctrip, Crawford (so long as no Crawford Default has occurred), GS, CDH and Qiming.

8.5                               Intentionally Reserved.

8.6                               Compliance with SAFE Rules and Regulations. As soon as practicable and in any event no later than five months after the Closing Date (as defined in the Series E Share Purchase Agreement), each Company Security Holder (as defined in the Series E Share Purchase Agreement) who is a Domestic Resident or has Domestic Resident(s) as its beneficial owner shall register, or shall successfully cause such beneficial owner to register, with the relevant local SAFE in connection with such Company Security Holder’s participation in the investment and operations of the Company Group and the consummation of the transactions as contemplated by the Series E Share Purchase Agreement, where applicable, in compliance with the registration and any other requirements of the Circular 75, and shall thereafter apply for and complete all necessary filings or registrations (including filing the amendments to the previous registrations) as required by the

Circular 75, including the filing with respect to the consummation of the transactions as contemplated by the Series E Share Purchase Agreement. Each member of the Company Group shall take all requisite action to urge and cause each Company Security Holder to comply with the foregoing provision. None of the members of the Company Group shall conduct any foreign exchange activity if such activity violates any SAFE rules and regulations.

Each member of the Company Group agree to jointly and severally indemnify and hold harmless each Investor, and such Investor’s Affiliates, directors, officers, agents and assigns, from and against any and all Indemnifiable Losses suffered by such Investor, or such Investor’s Affiliates, directors, officers, agents and assigns, directly or indirectly, as a result of, or based upon or arising from any non-compliance with this Section 8.6 by any member of the Company Group, including but not limited to the circumstances that such non-compliance jeopardizes the IPO.

For the purposes of this Section 8.6, the “Indemnifiable Losses” of the party seeking indemnification with respect to any Indemnifiable Loss (an “Indemnified Party”) shall include a quantifiable diminution in the value of any member of the Company Group (to the extent only that such diminution in value has not been made good (x) by the Founder, or (y) by recovery under any claim against a third party) arising out of a matter the subject of the indemnities in this Sections 8.6 (the “Relevant Diminution”), which diminution shall be deemed to be an Indemnifiable Loss of the relevant Indemnified Party of an amount equal to a percentage of the amount of the Relevant Diminution that is equal to the percentage interest of that Indemnified Party in the share capital of the Company (on an as-converted basis).

8.7                               Successor Indemnification. If the Company or any of its successors or assignees consolidates with or merges into any other Person and is not the continuing or surviving corporation or entity of such consolidation or merger, then to the extent necessary, proper provision shall be made so that the successors and assignees of the Company assume the obligations of the Company with respect to indemnification of members of the Board of Directors as in effect immediately before such transaction, whether such obligations are contained in the Memorandum and Articles, or elsewhere, as the case may be.

8.8                               Intentionally Reserved.

8.9                               Lock-up Commitment. None of the Investors shall transfer, sell, assign, pledge, hypothecate, or otherwise encumber or dispose of in any way more than 50% of the shares of the Company that such Investor holds immediately after the Qualified IPO within one year from the date of the Qualified IPO to any third party that is not an Affiliate of such Investor provided that:

(a)                                 GS shall be free to enter into any hedging arrangements in respect of such shares (or any interest therein) at any time; and

(b)                                 notwithstanding anything herein to the contrary, none of the provisions of this Agreement shall in any way limit Goldman, Sachs & Co. or any of its affiliates (each affiliate a “GS Affiliate” and collectively, the “GS Affiliates”) from engaging in any brokerage, investment advisory, financial advisory, anti-raid advisory, principaling, merger advisory, financing, asset management, trading, market making, arbitrage, investment activity and other similar activities conducted in the ordinary course of their business.

Notwithstanding anything to the contrary set forth in this Section 8.9, the restrictions contained in this Section 8.9 shall not apply to Common Shares or any securities convertible into or exercisable or exchangeable for Common Shares acquired by GS or any GS Affiliate following the effective date of the first registration statement of the Company covering Common Shares (or other securities) to be sold on behalf of the Company in an underwritten public offering.

8.10                        Intentionally Reserved.

8.11                        Not to Use Personal Accounts for Company Business. The Company and the Founder shall not, and shall procure each member of the Company Group not to, use in any manner the personal accounts or finances of the Founder or any director or officer of any member of the Company Group to conduct (a) any business relating to any member of the Company Group including but not limited to the purchase of vehicles and the payment of Company Group expenses, other than the reimbursement of business-related expenses in the ordinary course of business up to an aggregate of US$30,000 per annum and (b) any foreign currency exchange on behalf of or with any member of the Company Group.

8.12                        Not to Use Company Accounts for Personal Business. The Founder shall not, and shall procure all directors, officers and employees of any member of the Company Group not to, use in any manner the accounts or finances of any member of the Company Group to conduct any personal business.

8.13                        Qualified IPO. Each of the Investors, the Founder and the Company shall use their best endeavors to achieve a Qualified IPO by June 30, 2016, shall vote in favor of, and cause all the Directors designated thereby to vote in favor of, the consummation of the Qualified IPO and the actions reasonably taken to consummate the Qualified IPO. No offering of the shares of any member of the Company Group shall be made other than through a Qualified IPO.

8.14                        No Promotion. The Company agrees that it will not, without the prior written consent of the applicable GS Affiliate, in each instance, (a) use in advertising, publicity, or otherwise the name of Goldman, Sachs & Co., or any GS Affiliate, or any partner or employee of a GS Affiliate, nor any trade name, trademark, trade device, service mark, symbol or any abbreviation, contraction or simulation thereof owned by Goldman, Sachs & Co. or its Affiliates, or (b) represent, directly or indirectly, that any product or any service provided by the Company has been approved or endorsed by Goldman, Sachs & Co. or a GS Affiliate. The Company further agrees that it shall obtain the written consent from the applicable GS Affiliate prior to the Company’s issuance of any public statement detailing such GS Affiliate’s purchase of shares pursuant to this Agreement. The Company agrees that it will not, without the prior written consent of the applicable Crawford Affiliate or otherwise pursuant to the Global Affiliation Agreement (as defined in the Series D Share Purchase Agreement), in each instance, (a) use in advertising, publicity, or otherwise the name of Crawford or any Crawford Affiliate (including, without limitation, Enterprise Holdings, Inc. or any Subsidiaries of Enterprise Holdings, Inc.), or any partner or employee of a Crawford Affiliate, nor any trade name, trademark, trade device, service mark, symbol or any abbreviation, contraction or simulation thereof owned by Crawford or its Affiliates, or (b) represent, directly or indirectly, that any product or any service provided by the

Company has been approved or endorsed by Crawford or a Crawford Affiliate. The Company further agrees that it shall obtain the written consent from the applicable Crawford Affiliate prior to the Company’s issuance of any public statement detailing Crawford’s purchase of shares pursuant to this Agreement.

8.15                        Transactions amongst parties. Without prejudice to Section 7, the Parties agree to ensure that, save with the consent in writing of the holders of at least 51% of the Series A Preferred Shares, of at least 45% of the Series B Preferred Shares (including CDH as long as it holds more than one-third of the then outstanding Series B Preferred Shares), of at least 50% of the Series C Preferred Shares (including GS as long as it holds more than one-third of the then outstanding Series C Preferred Shares), of at least 50% of the Series D Preferred Shares (provided that for purposes of calculating such 50% of Series D Preferred Shares Crawford’s written consent shall be deemed to have been given, and Crawford shall not have a blocking right under this Section 8.15, if Crawford Default has occurred or if Crawford then holds less than 5% of the Company’s then total outstanding share capital on a Fully-Diluted Basis) and of at least 51% of the Series E Preferred Shares (including Ctrip as long as it holds no less than 4.5% of the Company’s then total outstanding share capital on a Fully-Diluted Basis), no agreement is made between any of them which relates to the Company, shares in its share capital, any other securities of the Company, any financing of the Company Group, the management or administration of any member of the Company Group or the rights of the holders of such equity or debt (and any agreement which is purportedly made in contravention of this Section 8.15 shall, as between the parties to this Agreement, not be recognized as valid or be enforceable). For the avoidance of doubt, this Section 8.15 shall not in any way limit an Investor’s ability to transfer its shares, including without limitation, transfer to other parties to this Agreement, in accordance with the Transaction Documents and applicable Laws.

9.                                      Assignments and Transfers; No Third Party Beneficiaries. Except as otherwise provided herein, this Agreement and the rights and obligations of the Parties hereunder shall inure to the benefit of, and be binding upon, their respective successors, permitted assigns and legal representatives, but shall not otherwise be for the benefit of any third party. This Agreement, and the rights of any party hereunder, shall not be assigned, and the obligations of any party hereunder shall not be transferred, without the mutual written consent of the Parties hereto, provided that except as expressly provided otherwise hereunder, each Investor may assign its rights and obligations to an Affiliate of such Investor or a transferee of the transfer in connection with the Equity Securities held by such Investor made in compliance with the Transaction Documents without consent of the other Parties under this Agreement. In no event may an Investor transfer any Equity Securities of the Company before the transferee signs a customary instrument of accession agreeing to be bound by all the terms of this Agreement as an “Investor”.

10.                               Intentionally Reserved.

11.                               Liquidation.

11.1                        Liquidation Preferences.

(a)                                 Upon the occurrence of any Liquidation Event (as defined in Section 11.1(b) below) of the Company, whether voluntary or involuntary, the assets of the Company legally available for distribution shall be distributed in the following order:

(i)                                     Before any distribution or payment shall be made to the holders of any Series D Preferred Shares, Series C Preferred Shares, Series B Preferred Shares, Series A Preferred Shares, Class A Preferred Shares or Common Shares, each holder of the Series E Preferred Shares shall be entitled to receive, with respect to the Series E Preferred Shares then held by such holder, an amount equal to the sum of:

(1)                                 100% of the aggregate price paid to the Company for the issuance of such Series E Preferred Shares;

(2)                                 an amount thereon equal to a (i) 15% per annum rate of return, compounded annually, from the Closing if such Liquidation Event has been initiated pursuant to a demand made by a Series E Preferred Shareholder under Article 8(iii)(6) of the Memorandum and Articles, and (ii) otherwise, 6% per annum rate of return, compounded annually, from the Closing; and

(3)                                 all dividends declared and unpaid with respect to such shares.

If, upon any such Liquidation Event, the assets of the Company legally available for distribution shall be insufficient to make payment of the foregoing amounts in full on all the Series E Preferred Shares, then such assets shall be distributed among the holders of the Series E Preferred Shares, ratably in proportion to the full amounts to which they would otherwise be respectively entitled thereon.

(ii)                                  After setting aside or paying in full the amounts due to the holders of the Series E Preferred Shares under Section 11.1(b)(i), before any distribution or payment shall be made to the holders of any Series C Preferred Shares, Series B Preferred Shares, Series A Preferred Shares, Class A Preferred Shares or Common Shares, each holder of the Series D Preferred Shares shall be entitled to receive, with respect to the Series D Preferred Shares then held by such holder, an amount equal to the sum of:

(1)                                 (x)                                100% of the aggregate price paid to the Company for the issuance of such Series D Preferred Shares; and

(y)                                 an amount thereon equal to a 6% per annum rate of return, compounded annually, from the Series D Closing; and

(z)                                  all dividends declared and unpaid with respect to such shares; or

(2)                                 if such Liquidation Event has been initiated by a demand made by a Series D Preferred Shareholder pursuant to Article 8(iii)(6) of the Memorandum and Articles,

(x)                                 100% of the aggregate price paid to the Company for the issuance of such Series D Preferred Shares; and

(y)                                 an amount thereon equal to a 15% per annum rate of return, compounded annually, from the Series D Closing; and

(z)                                  all dividends declared and unpaid with respect to such shares.

If, upon any such Liquidation Event and after full payment of the amounts due to the holders of the Series E Preferred Shares under Sections 11.1(b)(i) above, the remaining assets of the Company legally available for distribution shall be insufficient to make payment of the foregoing amounts in full on all the Series D Preferred Shares, then such assets shall be distributed among the holders of the Series D Preferred Shares, ratably in proportion to the full amounts to which they would otherwise be respectively entitled thereon.

(iii)                              After setting aside or paying in full the amounts due to the holders of the Series E Preferred Shares and the Series D Preferred Shares under Section 11.1(b)(i) and Section 11.1(b)(ii) above, before any distribution or payment shall be made to the holders of any Series B Preferred Shares, Series A Preferred Shares, Class A Preferred Shares or Common Shares, each holder of the Series C Preferred Shares shall be entitled to receive, with respect to the Series C Preferred Shares then held by such holder, an amount equal to the sum of:

(1)                                 (x)                                 100% of the aggregate price paid to the Company for the issuance of such Series C Preferred Shares; and

(y)                                 an amount thereon equal to a 6% per annum rate of return, compounded annually, from the Closing (as defined in the Series C Share Purchase Agreement); and

(z)                                  all dividends declared and unpaid with respect to such shares; or

(2)                                    if such Liquidation Event has been initiated by a demand made by a Series C Preferred Shareholder pursuant to Article 8(iii)(6) of the Memorandum and Articles,

(x)                              100% of the aggregate price paid to the Company for the issuance of such Series C Preferred Shares; and

(y)                              an amount thereon equal to a 15% per annum rate of return, compounded annually, from the Closing (as defined in the Series C Share Purchase Agreement); and

(z)                                  all dividends declared and unpaid with respect to such shares.

If, upon any such Liquidation Event and after full payment of the liquidation preference in Section 11.1(b)(ii) above, the remaining assets of the Company legally available for distribution shall be insufficient to make payment of the foregoing amounts in full on all the Series C Preferred Shares, then such assets shall be distributed among the holders of the Series C

Preferred Shares, ratably in proportion to the full amounts to which they would otherwise be respectively entitled thereon.

(iv)                              After setting aside or paying in full the amounts due to the holders of the Series E Preferred Shares, the Series D Preferred Shares and the Series C Preferred Shares under Section 11.1(b)(i), Section 11.1(b)(ii) and Section 11.1(b)(iii) above, before any distribution or payment shall be made to the holders of the Series A Preferred Shares, Class A Preferred Shares and the Common Shares, each holder of the Series B Preferred Shares shall be entitled to receive, with respect to the Series B Preferred Shares then held by such holder, an amount equal to 100% of the price paid to the Company for the issuance of such Series B Preferred Shares, plus (i) an amount thereon equal to a 6% per annum rate of return, compounded annually, from the Closing (as defined in the share purchase agreement in respect of the issuance of the Series B Preferred Shares), and (ii) all dividends declared and unpaid with respect to such shares. If, upon any such liquidation and after full payment of the liquidation preference in Sections 11.1(b)(i) and Section 11.1(b)(ii) and Section 11.1(b)(iii) above, the remaining assets of the Company legally available for distribution shall be insufficient to make payment of the foregoing amounts in full on all the Series B Preferred Shares, then such assets shall be distributed among the holders of the Series B Preferred Shares, ratably in proportion to the full amounts to which they would otherwise be respectively entitled thereon.

(v)                                 After setting aside or paying in full the amounts due to the holders of the Series E Preferred Shares, the Series D Preferred Shares, the Series C Preferred Shares and Series B Preferred Shares under Section 11.1(b)(i) Sections 11.1(b)(ii), Section 11.1(b)(iii) and Section 11.1(b)(iv) above, before any distribution or payment shall be made to the holders of Class A Preferred Shares and the Common Shares, each holder of the Series A Preferred Shares shall be entitled to receive, with respect to the Series A Preferred Shares then held by such holder, an amount equal to 100% of the price paid to the Company for the issuance of such Series A Preferred Shares, plus (i) an amount thereon equal to a 6% per annum rate of return, compounded annually, from the Closing (as defined in the share purchase agreement in respect of the issuance of the Series A Preferred Shares), and (ii) all dividends declared and unpaid with respect to such shares. If, upon any such Liquidation Event and after full payment of the amounts due to the holders of the Series E Preferred Shares, the Series D Preferred Shares, the Series C Preferred Shares and the Series B Preferred Shares under Sections 11.1(b)(i) and Sections 11.1(b)(ii), Section 11.1(b)(iii) and Section 11.1(b)(iv) above, the remaining assets of the Company legally available for distribution shall be insufficient to make payment of the foregoing amounts in full on all the Series A Preferred Shares, then such assets shall be distributed among the holders of the Series A Preferred Shares, ratably in proportion to the full amounts to which they would otherwise be respectively entitled thereon.

(vi)                              After setting aside or paying in full the amounts due to the holders of the Series E Preferred Shares, the Series D Preferred Shares, the Series C Preferred Shares, Series B Preferred Shares and Series A Preferred Shares under Section 11.1(b)(i) Sections 11.1(b)(ii), Section 11.1(b)(iii), Section 11.1(b)(iv) and Section 11.1(b)(v) above, before any distribution or payment shall be made to the holders of the Common Shares, each holder of the Class A Preferred Shares shall be entitled to receive, with respect to the Class A Preferred Shares then held by such holder, an amount equal to 100% of the price paid to the Company for the issuance of such Class A Preferred Shares, plus (i) an amount thereon equal to a 6% per annum rate of return, compounded annually, from the issuance of the Class A Preferred Shares, and (ii) all dividends declared and unpaid with respect to such shares. If, upon any such Liquidation Event and after full payment of the amounts due to the holders of the Series E Preferred Shares, the Series D Preferred Shares, the Series C Preferred Shares, the Series B Preferred Shares and the Series A Preferred Shares under Sections 11.1(b)(i), Sections 11.1(b)(ii), Section 11.1(b)(iii), Section 11.1(b)(iv) and Section 11.1(b)(v) above, the remaining assets of the Company legally available for distribution shall be insufficient to make payment of the foregoing amounts in full on all the Class A Preferred Shares, then such assets shall be distributed among the holders of the Class A Preferred Shares, ratably in proportion to the full amounts to which they would otherwise be respectively entitled thereon.

(vii)                           After distribution or payment in full of the amount distributable or payable pursuant to Section 11.1(b)(i), Sections 11.1(b)(ii), Section 11.1(b)(iii), Section 11.1(b)(iv), Section 11.1(b)(v) and Section 11.1(b)(vi) above, respectively, the remaining assets of the Company legally available for distribution shall be distributed ratably among the holders of the outstanding Shares on an as-converted basis.

(b)                                 The following events shall be treated as a liquidation (the “Liquidation Event”) under Section 11.1(a) unless waived in writing by Ctrip (so long as Ctrip continues to hold no less than 4.5% of the Company’s then total outstanding share capital on a Fully-Diluted Basis), Crawford (provided that Crawford’s waiver shall not be required if a Crawford Default has occurred or if Crawford then holds less than 5% of the Company’s then total outstanding share capital on a Fully-Diluted Basis), GS (so long as GS continues to hold no less than 4.5% of the Company’s then total outstanding share capital on a Fully-Diluted Basis), CDH (so long as CDH continues to hold no less than 4.5% of the Company’s then total outstanding share capital on a Fully-Diluted Basis) and Qiming (so long as Qiming continues to hold no less than 4.5% of the Company’s then total outstanding share capital on a Fully-Diluted Basis): (i) any liquidation, winding-up, or dissolution of any member of the Company Group, (ii) any merger, amalgamation or consolidation of any member of the Company Group with or into any Person, or any other corporate reorganization, or any other transaction or series of transactions, as a result of which the shareholders of the Company immediately prior to such transaction or series of transactions will cease to own a majority of the Equity Securities or voting power of the surviving entity immediately following the consummation of such transaction or series of transactions, (iii) any sale of all or substantially all of the assets of any member of the Company Group to or from a third party unaffiliated with any member of the Company Group, including for the purposes of this clause (iii) the equity securities and/or contractual arrangements by which any member of the Company Group owns and/or Controls any other Company Group member and the licenses and permits necessary to conduct the business of the Company Group in the PRC, (iv) the exclusive licensing of all or substantially all of the Intellectual Property of any member of the Company Group to a third party unaffiliated with any member of the Company Group, and (v) the transfer (whether by merger, reorganization or other transaction) in which a majority of the outstanding voting power of the Company is transferred (excluding any sale of Shares by the Company for capital raising purposes).

11.2                        Termination. This Section 11 shall terminate upon the closing of a Qualified IPO.

12.                               NOTIFICATION IN RELATION TO CRIMINAL OR REGULATORY INVESTIGATION.

The Company shall keep Ctrip, Crawford (so long as no Crawford Default has occurred ), GS, CDH and Qiming informed, on a current basis, of any events, discussions, notices or changes with respect to any Tax (other than ordinary course communications which could not reasonably be expected to be material to the Company), criminal or regulatory investigation or action involving any member of the Company Group, so that Ctrip, Crawford (if applicable), GS, CDH or Qiming will have the opportunity to take appropriate steps to avoid or mitigate any regulatory consequences to it or any of its Affiliates that might arise from such criminal or regulatory investigation or action and the Company Group shall reasonably cooperate with Ctrip, Crawford (so long as no Crawford Default has occurred), GS, CDH or Qiming and their respective Affiliates in an effort to avoid or mitigate any cost or regulatory consequences that might arise from such investigation or action (including by reviewing written submissions in advance, attending meetings with authorities, coordinating and providing assistance in meeting with regulators and, if requested by Ctrip, Crawford (if applicable), GS, CDH or Qiming making a public announcement of such matters).

13.                               CONFIDENTIALITY AND NON DISCLOSURE.

13.1                        Disclosure of Terms. Each Party acknowledges that the terms and conditions (collectively, the “Financing Terms”) of this Agreement and the other Transaction Documents, any term sheet or memorandum of understanding entered into pursuant to the transactions contemplated hereby and thereby, and all exhibits, schedules and amendments hereto and thereto, the transactions contemplated hereby and thereby, including their existence and all information of a confidential nature furnished by any Party hereto and by representatives of such Party to any other Party hereto or any of the representatives of such Party shall be considered confidential information (the “Confidential Information”) and shall not be disclosed by any Party hereto to any third party except in accordance with the provisions set forth below. Each Investor agrees to cause any of the representatives of such Investor (including the directors and observers designated thereby) to keep all Confidential Information confidential.

13.2                        Press Releases. Each member of the Company Group shall not make any announcement disclosing the Investors’ investment in the Company under the Series E Share Purchase Agreement, the Series D Share Purchase Agreement, or the Series C Share Purchase Agreement, any of the Financing Terms or the name of Goldman, Sachs & Co. (or any part or any derivations thereof) or Crawford or any of Crawford’s Affiliates (including without limitation Enterprise Holdings, Inc. and its Subsidiaries) or Ctrip or any of Ctrip’s Affiliates in a press release, public announcement, conference, professional or trade publication, mass marketing materials or other public disclosure without obtaining in each instance the prior written consent of Ctrip, Crawford, GS, CDH, and Qiming. Each Investor may request to review and edit such portion of any announcements in the foregoing sentence as discusses or otherwise refers to such Investor, such as the name and description of such Investor. The Series E Investor shall not make any announcement disclosing its investment in the Company under the Series E Share Purchase Agreement, any of the Financing Terms or the name of any member of the Company Group or the Founder (or any part or any derivations thereof) in a press release, public announcement, conference, professional or trade publication, mass marketing materials or other public disclosure without obtaining in each instance the prior written consent of the Company. The Company may request to review and edit such portion of any announcements in the foregoing sentence as discusses or otherwise refers to the Company, such as the name and description of any member of the Company Group or the Founder.

13.3                        Permitted Disclosures. Notwithstanding anything in the foregoing to the contrary and subject to applicable Law:

(a)                                 each member of the Company Group and the Investors may disclose (i) the Confidential Information to its current or bona fide prospective investors, Affiliates and their respective employees, bankers, lenders, accountants, legal counsels, business partners or representatives or advisors who need to know such information, in each case only where such Persons are informed of the confidential nature of the Confidential Information and are under appropriate nondisclosure obligations substantially similar to those set forth in this Section 13, (ii) such Confidential Information as is required to be disclosed pursuant to routine examination requests from Governmental Authorities with authority to regulate such Party’s operations, in each case as such Party reasonably deems appropriate, (iii) the Confidential Information to any Governmental Authority in connection with an IPO of the Company, or a Registration Statement for a subsequent securities offering, provided that any affected Investor shall have the right to review and comment on any such Confidential Information related to it for a reasonable period of time (but in any event no more than three (3) business days) prior to the filing of its IPO or other Registration Statement, and (iv) the Confidential Information to any Person to which disclosure is approved in writing by the other Parties hereto. Any Party hereto may also provide disclosure in order to comply with applicable Laws, as set forth in Section 13.4 below.

(b)                                 each Investor (and its fund manager) may, without disclosing the identities of the other Investors or the terms of their respective investments in the Company without their or the Company’s consent, disclose such Investor’s investment in the Company to third parties or to the public at its sole discretion and in relation thereto may use the Company’s logo and trademark (without requiring the Company’s further consent). If it does so, the other Parties shall have the right to disclose to third parties any such information disclosed in a press release or other public announcement by such Investor.

(c)                                  each Investor shall have the right to disclose:

(i)                                     any Confidential Information to such Investor’s Affiliate, such Investor’s and/or its fund manager’s and/or its Affiliate’s legal counsel, fund manager auditor, insurer, accountant, consultant or to an officer, director, general partner, limited partner, fund manager, shareholder, investor, bona fide potential investor, counsel or advisor, or employee of such Investor and/or any of its Affiliate; provided, however, that any such Person shall be advised of the confidential nature of the Confidential Information and are under appropriate nondisclosure obligations substantially similar to those set forth in this Section 13;

(ii)                                  any information for fund and inter-fund reporting purposes;

(iii)                               any information as required by Law, Government Authorities, and/or exchanges, subject to the provision in Section 13.4 below;

(iv)                              any information to bona fide prospective purchasers/investors of any share, security or other interests in the Company; and/or

(v)                                 any information contained in press releases or public announcements of the Company pursuant to Section 13.2 above;

provided that, other than disclosures made to its direct limited partners on a needed basis, no Investor may disclose any Confidential Information to any Company Competitor (including any Company Global Competitor) without the prior written consent of the Company, which consent shall not be unreasonably withheld.

13.4                        Legally Compelled Disclosure. In the event that any Party is requested or becomes legally compelled (including without limitation, pursuant to any applicable tax, securities, or other Laws of any jurisdiction) to disclose any Confidential Information, such Party (the “Disclosing Party”) shall provide the other Parties hereto with prompt written notice of that fact and shall consult with the other Parties hereto regarding such disclosure. At the request of the other Parties, the Disclosing Party shall, to the extent reasonably possible and with the cooperation and reasonable efforts of the other Parties, seek a protective order, confidential treatment or other appropriate remedy. In any event, the Disclosing Party shall furnish only that portion of the information that is legally required and shall exercise reasonable efforts to obtain reliable assurance that confidential treatment will be accorded to such information.

13.5                        Other Exceptions. Notwithstanding any other provision of this Section 13, the confidentiality obligations of the Parties under this Section 13 shall not apply to: (i) information which a restricted party learns from a third party having the right to make the disclosure, provided the restricted party complies with any restrictions imposed by the third party; (ii) information which is rightfully in the restricted party’s possession prior to the time of disclosure by the protected party and not acquired by the restricted party under a confidentiality obligation; (iii) information which was in the public domain or otherwise known to the restricted party before it is furnished to it by another party hereto or, after it is furnished to that restricted party, enters the public domain without breach by that restricted party of this Section 13; (iv) information disclosed by any director or observer of the Company to its appointer or any of its Affiliates or to any person to whom disclosure would be permitted in accordance with the foregoing provisions of this Section 13 or (v) information which a restricted party develops independently without reference to the Confidential Information.

13.6                        Other Information. The provisions of this Section 13 shall be in addition to, and not in substitution for, the provisions of any separate nondisclosure agreement executed by any of the Parties with respect to the transactions contemplated hereby.

13.7                        Survival. The obligations of each Party hereto under this Section 13 shall survive and continue to be binding upon such Party for a period of three (3) years after the earlier of (i) the termination of this Agreement; and (ii) the first date that such Party no longer holds any Shares and ceases to be a Party to this Agreement.

14.                               Miscellaneous.

14.1                        Governing Law. This Agreement shall be governed by and construed under the Laws of Hong Kong.

14.2                        Dispute Resolution.

(a)                                 Any dispute, controversy or claim (each, a “Dispute”) arising out of or relating to this Agreement, or the interpretation, breach, termination or validity hereof, shall be resolved at the first instance through consultation between the parties to such Dispute. Such consultation shall begin immediately after any party has delivered written notice to any other party to the Dispute requesting such consultation.

(b)                                 If the Dispute is not resolved within thirty (30) days following the date on which such notice is given, the Dispute shall be submitted to arbitration upon the request of any party to the Dispute with notice to each other party to the Dispute (the “Arbitration Notice”).

(c)                                  The Dispute shall be settled by arbitration in Hong Kong by the Hong Kong International Arbitration Centre (the “HKIAC”) in accordance with the Hong Kong International Arbitration Centre Administered Arbitration Rules (the “HKIAC Rules”) in force when the Dispute is submitted in accordance with the HKIAC Rules. There shall be one (1) arbitrator. The HKIAC Council shall select the arbitrator, who shall be qualified to practice law in Hong Kong..

(d)                                 The arbitration proceedings shall be conducted in English. The arbitration tribunal shall apply the HKIAC Administered Arbitration Rules, as in effect at the time of the commencement of the arbitration. However, if such rules are in conflict with the provisions of this Section 14.2, including the provisions concerning the appointment of arbitrators, the provisions of this Section 14.2 shall prevail.

(e)                                  The arbitrator shall decide any dispute submitted by the parties to the arbitration tribunal strictly in accordance with the substantive Law of Hong Kong and shall not apply any other substantive Law.

(f)                                   Any party to the Dispute shall be entitled to seek preliminary injunctive relief, if possible, from any court of competent jurisdiction pending the constitution of the arbitral tribunal.

(g)                                  The Parties to this Agreement agree to the consolidation of arbitrations under the Transaction Documents in accordance with the provisions of this Section 14.2.

(i)                                     In the event of two or more arbitrations having been commenced under any of the Transaction Documents, the tribunal in the arbitration first filed (the “Principal Tribunal”) may in its sole discretion, upon the application of any party to the arbitrations, order that the proceedings be consolidated before the Principal Tribunal if (1) there are issues of fact and/or law common to the arbitrations, (2) the interests of justice and efficiency would be served by such a consolidation, and (3) no prejudice would be caused to any party in any material respect as a result of such consolidation, whether through undue delay or otherwise. Such application shall be made as soon as practicable and the party making such application shall give notice to the other parties to the arbitrations.

(ii)                                  The Principal Tribunal shall be empowered to (but shall not be obliged to) order at its discretion, after inviting written (and where desired oral) representations from the parties that all or any of such arbitrations shall be consolidated or heard together and/or that the arbitrations be heard immediately after another and shall establish a procedure accordingly. All parties shall take such steps as are necessary to give effect and force to any orders of the Principal Tribunal.

(iii)                               If the Principal Tribunal makes an order for consolidation, it: (1) shall thereafter, to the exclusion of other arbitral tribunals, have jurisdiction to resolve all disputes forming part of the consolidation order; (2) shall order that notice of the consolidation order and its effect be given immediately to any arbitrators already appointed in relation to the disputes that were consolidated under the consolidation order; and (3) may also give such directions as it considers appropriate (i) to give effect to the consolidation and make provision for any costs which may result from it (including costs in any arbitration rendered functus officio under this Section 14.2); and (ii) to ensure the proper organization of the arbitration proceedings and that all the issues between the parties are properly formulated and resolved.

(iv)                              Upon the making of the consolidation order, any appointment of arbitrators relating to arbitrations that have been consolidated by the Principal Tribunal (except for the appointment of the arbitrators of the Principal Tribunal itself) shall for all purposes cease to have effect and such arbitrators are deemed to be functus officio, on and from the date of the consolidation order. Such cessation is without prejudice to (1) the validity of any acts done or orders made by such arbitrators before termination, (2) such arbitrators’ entitlement to be paid their proper fees and disbursements and (3) the date when any claim or defense was raised for the purpose of applying any limitation period or any like rule or provision.

(v)                                 The Parties hereby waive any objections they may have as to the validity and/or enforcement of any arbitral awards made by the Principal Tribunal following the consolidation of disputes or arbitral proceedings in accordance with this Section 14.2 where such objections are based solely on the fact that consolidation of the same has occurred.

(h)                                 During the course of the arbitration tribunal’s adjudication of the dispute, this Agreement shall continue to be performed except with respect to the part in dispute and under adjudication.

(i)                                     The award of the arbitration tribunal shall be final and binding upon the parties, and the prevailing party may apply to a court of competent jurisdiction for enforcement of such award.

14.3     Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Facsimile and e-mailed copies of signatures shall be deemed to be originals for purposes of the effectiveness of this Agreement.

14.4     Notices. Any notice required or permitted pursuant to this Agreement shall be given in writing and shall be given either personally or by sending it by next-day or second-day courier service, fax, electronic mail or similar means to the address as shown below the signature of such Party on the signature page of this Agreement (or at such other address as such Party may designate by fifteen (15) days’ advance written notice to the other Parties to this Agreement given in accordance with this Section 14.4). Where a notice is sent by next-day or second-day courier service, service of the notice shall be deemed to be effected by properly addressing, pre-paying and sending by next-day or second-day service through an internationally-recognized courier a letter containing the notice, with a confirmation of delivery, and to have been effected at the expiration of two days after the letter containing the same is sent as aforesaid. Where a notice is sent by fax or electronic mail, service of the notice shall be deemed to be effected by properly addressing, and sending such notice through a transmitting organization, with a written confirmation of delivery, and to have been effected on the day the same is sent as aforesaid.

14.5     Headings and Titles. Headings and titles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

14.6     Expenses. If any action at Law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing Party shall be entitled to reasonable attorneys’ fees, costs and necessary disbursements in addition to any other relief to which such Party may be entitled.

14.7     Amendments and Waivers; Termination. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of each of the Company, the Founder, GS, CDH, Qiming, Crawford (provided that Crawford’s consent shall not be required if a Crawford Default has occurred) and Ctrip, provided that an amendment or waiver shall not be effective or enforceable against a particular Investor in respect of a particular series of Preferred Shares held by such Investor without such Investor’s written consent if such amendment or waiver materially and adversely affects the rights pertinent to the Preferred Shares held by such Investor in a manner that is different from the effect thereof on the rights pertinent to other Preferred Shares of the same series held by all the other Investors; provided further that any party may waive its/his rights hereunder without the consent of any other parties. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each of the Parties hereto. For the avoidance of doubt, all rights of an Investor under this Agreement shall cease when it no longer holds any Shares of the Company.

14.8     Intentionally Reserved.

14.9     Severability. If a provision of this Agreement is held to be unenforceable under applicable Laws, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

14.10     Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the Parties hereto whose rights or obligations hereunder are affected by such terms and conditions. This Agreement, and the rights of any party hereunder, shall not be assigned, and the obligations of any party hereunder shall not be transferred, without the mutual written consent of the Parties hereto, provided that, except as otherwise provided in this Agreement, each Investor may assign its rights and obligations to an Affiliate of such Investor or a transferee of the transfer in connection with the Equity Securities held by such Investor made in compliance with the Transaction Documents without consent of the other Parties under this Agreement. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the Parties hereto or their respective successors and permitted assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

14.11     Rights Cumulative. Each and all of the various rights, powers and remedies of a Party hereto will be considered to be cumulative with and in addition to any other rights, powers and remedies which such Party may have at law or in equity in the event of the breach of any of the terms of this Agreement. The exercise or partial exercise of any right, power or remedy will neither constitute the exclusive election thereof nor the waiver of any other right, power or remedy available to such Party.

14.12     No Waiver. Failure to insist upon strict compliance with any of the terms, covenants, or conditions hereof will not be deemed a waiver of such term, covenant, or condition, nor will any waiver or relinquishment of, or failure to insist upon strict compliance with, any right, power or remedy power hereunder at any one or more times be deemed a waiver or relinquishment of such right, power or remedy at any other time or times.

14.13     No Presumption. The Parties acknowledge that any applicable Law that would require interpretation of any claimed ambiguities in this Agreement against the Party that drafted it has no application and is expressly waived. If any claim is made by a party relating to any conflict, omission or ambiguity in the provisions of this Agreement, no presumption or burden of proof or persuasion will be implied because this Agreement was prepared by or at the request of any party or its counsel.

14.14     No Conflict with Memorandum and Articles. In the event that the provisions of this Agreement conflict with any provision of the Memorandum and Articles, the provisions of this Agreement shall prevail and each of the Parties shall do all things and shall take all actions (including voting shares and procuring directors to vote) as may reasonably be necessary to effect the provisions of this Agreement and amend the Memorandum and Articles to remove such conflict to the fullest extent permitted by Law.

14.15     Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any Party under this Agreement, upon any breach or default of any other Party under this Agreement, shall impair any such right, power or remedy of such non-breaching or non-defaulting Party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by Law or otherwise afforded to any party, shall be cumulative and not alternative.

14.16     Entire Agreement. This Agreement (including the Schedules hereto) constitutes the full and entire understanding and agreement among the Parties with regard to the subjects hereof and thereof, and supersedes all other agreements between or among any of the Parties with respect to the subject matter hereof. After the execution and delivery of this Agreement, to the extent that there is any conflict between this Agreement and any provision of any other agreement, arrangement or understanding between the Company and any holder of Equity Securities of the Company, the terms and conditions of this Agreement shall prevail.

14.17     Further Instruments and Actions. The Founder, the PRC Entities and the other Parties agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement (including voting shares and procuring Directors to vote). The Founder and PRC Entities agree to cooperate affirmatively with the Company and the Investors, to the extent reasonably requested by the Company or any Investor, to enforce rights and obligations pursuant hereto.

14.18     Several Liability; Exculpation Among Investors. The liability of the Investors under this Agreement shall be several and not joint and several. Each Investor acknowledges that it is not relying upon any person, firm or corporation, other than the Company and its officers and directors, in making its investment or decision to invest in the Company. Each Investor agrees that no Investor nor the respective controlling persons, officers, directors, partners, agents, or employees of any Investor shall be liable to any other Investor for any action heretofore or hereafter taken or omitted to be taken by any of them in connection with the purchase of an interest in the Company.

[The remainder of this page has been left intentionally blank]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first written above.

MEMBERS OF THE COMPANY GROUP:	SHANGHAI SMART BRAND AUTO DRIVING SERVICES CO., LTD.
(上海智明汽车驾驶服务有限公司)

	By:	/s/ Ruiping Zhang
Name: Ruiping Zhang
Capacity:

	Address:	23/F Shengai Building
88 Caoxi Road North
Shanghai 200030
	Fax:	+86 21 5489 1121
	Attn:	Ruiping Zhang

BEIJING SMART BRAND SUNSHINE LABOUR SERVICES CO., LTD.
(北京智明阳光劳务服务有限公司)

	By:	/s/ Ruiping Zhang
Name: Ruiping Zhang
Capacity:

	Address:	23/F Shengai Building
88 Caoxi Road North
Shanghai 200030
	Fax:	+86 21 5489 1121
	Attn:	Ruiping Zhang

CHONGQING SMART BRAND AUTO DRIVING TECHNIQUE SERVICES CO., LTD.
(重庆智明汽车驾驶技术服务有限公司)

	By:	/s/ Ruiping Zhang
Name: Ruiping Zhang
Capacity:

	Address:	23/F Shengai Building
88 Caoxi Road North
Shanghai 200030
	Fax:	+86 21 5489 1121
	Attn:	Ruiping Zhang

[Signature Page to Third Amended IRA]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first written above.

MEMBERS OF THE COMPANY GROUP:	EHI AUTO SERVICES (HONG KONG) HOLDING LIMITED
(一嗨汽车服务（香港）控股有限公司)

	By:	/s/ Ruiping Zhang
Name: Ruiping Zhang
Capacity:

	Address:	23/F Shengai Building
88 Caoxi Road North
Shanghai 200030
	Fax:	+86 21 5489 1121
	Attn:	Ruiping Zhang

SHUZHI INFORMATION TECHNOLOGY (SHANGHAI) CO., LTD.
(树知信息技术（上海）有限公司)

	By:	/s/ Ruiping Zhang
Name: Ruiping Zhang
Capacity:

	Address:	23/F Shengai Building
88 Caoxi Road North
Shanghai 200030
	Fax:	+86 21 5489 1121
	Attn:	Ruiping Zhang

EHI AUTO SERVICES (JIANGSU) CO., LTD.
(一嗨汽车服务（江苏）有限公司)

	By:	/s/ Ruiping Zhang
Name: Ruiping Zhang
Capacity:

	Address:	23/F Shengai Building
88 Caoxi Road North
Shanghai 200030
	Fax:	+86 21 5489 1121
	Attn:	Ruiping Zhang

[Signature Page to Third Amended IRA]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first written above.

COMPANY:	eHi Auto Services Limited

	By:	/s/ Ruiping Zhang
Name: Ruiping Zhang
Capacity:

	Address:	23/F Shengai Building
88 Caoxi Road North
Shanghai 200030
	Fax:	+86 21 5489 1121
	Attn:	Ruiping Zhang

[Signature Page to Third Amended IRA]

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date first written above.

MEMBERS OF THE COMPANY GROUP:	SHANGHAI EHI CHENGSHAN CAR RENTAL CO., LTD
(上海一嗨成山汽车租赁有限公司)

	By:	/s/ Ruiping Zhang
Name: Ruiping Zhang
Capacity:

	Address:	23/F Shengai Building
88 Caoxi Road North
Shanghai 200030
	Fax:	+86 21 5489 1121
	Attn:	Ruiping Zhang

SHANGHAI EHAI SIPING CAR RENTAL CO., LTD.
(上海一嗨四平汽车租赁有限公司)

	By:	/s/ Ruiping Zhang
Name: Ruiping Zhang
Capacity:

	Address:	23/F Shengai Building
88 Caoxi Road North
Shanghai 200030
	Fax:	+86 21 5489 1121
	Attn:	Ruiping Zhang

[Signature Page to Third Amended IRA]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first written above.

FOUNDER:

	By:	/s/ Ruiping Zhang
Name: Ruiping Zhang
ID/PASSPORT Number: 711188529

	Address:	23/F Shengai Building
88 Caoxi Road North
Shanghai 200030

	Fax:	+86 21 5489 1121

[Signature Page to Third Amended IRA]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first written above.

MEMBERS OF THE COMPANY GROUP:	SHANGHAI EHI CAR RENTAL CO., LTD
(上海一嗨汽车租赁有限公司)

	By:	/s/ Ruiping Zhang
Name: Ruiping Zhang
Capacity:

	Address:	23/F Shengai Building
88 Caoxi Road North
Shanghai 200030
	Fax:	+86 21 5489 1121
	Attn:	Ruiping Zhang

BEIJING EHI CAR RENTAL CO., LTD.
(北京一嗨汽车租赁有限公司)

	By:	/s/ Ruiping Zhang
Name: Ruiping Zhang
Capacity:

	Address:	23/F Shengai Building
88 Caoxi Road North
Shanghai 200030
	Fax:	+86 21 5489 1121
	Attn:	Ruiping Zhang

[Signature Page to Third Amended IRA]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first written above.

MEMBERS OF THE COMPANY GROUP:	SHENYANG SHENHAI CAR RENTAL CO., LTD.
(沈阳沈嗨汽车租赁有限公司)

	By:	/s/ Ruiping Zhang
Name: Ruiping Zhang
Capacity:

	Address:	23/F Shengai Building
88 Caoxi Road North
Shanghai 200030
	Fax:	+86 21 5489 1121
	Attn:	Ruiping Zhang

SHENZHEN EHI CAR REPAIR SERVICES CO., LTD.
(深圳一嗨汽车维修服务有限公司)

	By:	/s/ Ruiping Zhang
Name: Ruiping Zhang
Capacity:

	Address:	23/F Shengai Building
88 Caoxi Road North
Shanghai 200030
	Fax:	+86 21 5489 1121
	Attn:	Ruiping Zhang

[Signature Page to Third Amended IRA]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first written above.

MEMBERS OF THE COMPANY GROUP:	HAINAN EHI SELF DRIVE CAR SERVICES CO., LTD.
(海南一嗨自驾车服务有限公司)

	By:	/s/ Ruiping Zhang
Name: Ruiping Zhang
Capacity:

	Address:	23/F Shengai Building
88 Caoxi Road North
Shanghai 200030
	Fax:	+86 21 5489 1121
	Attn:	Ruiping Zhang

WUXI EHI CAR RENTAL CO., LTD.
(无锡一嗨汽车租赁有限公司)

	By:	/s/ Ruiping Zhang
Name: Ruiping Zhang
Capacity:

	Address:	23/F Shengai Building
88 Caoxi Road North
Shanghai 200030
	Fax:	+86 21 5489 1121
	Attn:	Ruiping Zhang

GUANGZHOU HAIDA CAR RENTAL CO. LTD.
(广州嗨达汽车租赁有限公司)

	By:	/s/ Ruiping Zhang
Name: Ruiping Zhang
Capacity:

	Address:	1005, First Floor,
436 Yanlin Road,
Tianhe District, Guangzhou
	Fax:	+86 20 8770 5193
	Attn:	Ruiping Zhang

[Signature Page to Third Amended IRA]

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date first written above.

MEMBERS OF THE COMPANY GROUP:	SHENZHEN EHI CAR RENTAL CO., LTD
(深圳一嗨汽车租赁有限公司)

	By:	/s/ Ruiping Zhang
Name: Ruiping Zhang
Capacity:
	Address:	23/F Shengai Building
88 Caoxi Road North
Shanghai 200030
	Fax:	+86 21 5489 1121
	Attn:	Ruiping Zhang

HANGZHOU EHAI CAR RENTAL CO., LTD.
(杭州一嗨汽车租赁有限公司)

	By:	/s/ Ruiping Zhang
Name: Ruiping Zhang
Capacity:
	Address:	23/F Shengai Building
88 Caoxi Road North
Shanghai 200030
	Fax:	+86 21 5489 1121
	Attn:	Ruiping Zhang

[Signature Page to Third Amended IRA]

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date first written above.

MEMBERS OF THE COMPANY GROUP:	SUZHOU EHI CAR RENTAL CO., TLD.
(苏州一嗨汽车租赁有限公司)

	By:	/s/ Ruiping Zhang
Name: Ruiping Zhang
Capacity:

	Address:	23/F Shengai Building
88 Caoxi Road North
Shanghai 200030
	Fax:	+86 21 5489 1121
	Attn:	Ruiping Zhang

SHIJIAZHUANG EHAI CAR RENTAL CO., LTD.
(石家庄一嗨汽车租赁有限公司)

	By:	/s/ Ruiping Zhang
Name: Ruiping Zhang
Capacity:
	Address:	23/F Shengai Building
88 Caoxi Road North
Shanghai 200030
	Fax:	+86 21 5489 1121
	Attn:	Ruiping Zhang

JIANGYIN EHAI CAR RENTAL CO., LTD.
(江阴一嗨汽车租赁有限公司)

	By:	/s/ Ruiping Zhang
Name: Ruiping Zhang
Capacity:
	Address:	23/F Shengai Building
88 Caoxi Road North
Shanghai 200030
	Fax:	+86 21 5489 1121
	Attn:	Ruiping Zhang

[Signature Page to Third Amended IRA]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first written above.

MEMBERS OF THE COMPANY GROUP:	JINAN EHI CAR RENTAL CO., LTD.
(济南一嗨汽车租赁有限公司)

	By:	/s/ Ruiping Zhang
Name: Ruiping Zhang
Capacity:

	Address:	23/F Shengai Building
88 Caoxi Road North
Shanghai 200030
	Fax:	+86 21 5489 1121
	Attn:	Ruiping Zhang

CHONGQING EHI CAR RENTAL CO., LTD.
(重庆一嗨汽车租赁有限公司)

	By:	/s/ Ruiping Zhang
Name: Ruiping Zhang
Capacity:

	Address:	23/F Shengai Building
88 Caoxi Road North
Shanghai 200030
	Fax:	+86 21 5489 1121
	Attn:	Ruiping Zhang

[Signature Page to Third Amended IRA]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first written above.

ROCK STEADY INVESTMENTS LIMITED

By:	/s/ Fong Cheung Ting
Name: Fong Cheung Ting
Capacity:

Address:

Fax:

Attn:

[Signature Page to Third Amended IRA]

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement on the date first written above.

INVESTOR:

QIMING VENTURE PARTNERS II, L.P.,
a Cayman Islands exempted limited partnership

	By:	QIMING GP II, L.P. a Cayman Islands exempted limited partnership

	Its:	General Partner

		By:	QIMING CORPORATE GP II, LTD. a Cayman Islands corporation

		Its:	General Partner

		By:	/s/ John T. Zagula
		Its:	Managing Director

QIMING VENTURE PARTNERS II-C, L.P., a Cayman Islands exempted limited partnership

	By:	QIMING GP II, L.P. a Cayman Islands exempted limited partnership

	Its:	General Partner

		By:	QIMING CORPORATE GP II, LTD. a Cayman Islands corporation

		Its:	General Partner

		By:	/s/ John T. Zagula
		Its:	Managing Director

[Signature Page to Third Amended IRA]

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement on the date first written above.

INVESTOR:

QIMING MANAGING DIRECTORS FUND II, L.P., a Cayman Islands exempted limited partnership

	By:	QIMING CORPORATE GP II, LTD., a Cayman Islands corporation

		By:	/s/ John T. Zagula
		Its:	Managing Director

[Signature Page to Third Amended IRA]

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement on the date first written Above.

INVESTOR:	IGNITION GROWTH CAPITAL I, L.P., a Delaware limited partnership

IGNITION GROWTH GP, LLC, a Delaware limited liability company, General Partner

	By:	/s/ John T. Zagula

	Name:	John T. Zagula

	Title:	Managing Director

	Address:	11400 SE 6th Street Suite 100
Bellevue, WA98004
	Fax:	425.709.0798

IGNITION GROWTH CAPITAL MANAGING DIRECTORS FUND I, LLC, a Delaware limited liability company

	By:	/s/ John T. Zagula

	Name:	John T. Zagula

	Title:	Managing Director

	Address:	11400 SE 6th Street Suite 100
Bellevue, WA98004
	Fax:	425.709.0798

[Signature Page to Third Amended IRA]

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement on the date first written above.

INVESTOR:	CDH CAR RENTAL SERVICE LIMITED

	By:	/s/ Yan Huang
Name: Yan Huang
Capacity:
	Address:	1503, Level 15, International Commerce Centre, 1 Austin Road West, Kowloon, Hong Kong
	Fax:	+852 2810 7083

[Signature Page to Third Amended IRA]

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement on the date first written above.

INVESTOR:	JAFCO ASIA TECHNOLOGY FUND IV

	By:	/s/ Junitsu Uchikata
Name: Junitsu Uchikata
	Capacity:	Attorney
	Address:	JAFCO Investment (Asia Pacific) Ltd.
10 Marina Boulevard
Marina Bay Financial Centre Tower 2, #33-05
Singapore 018983
	Fax:	+65 6221-3690
	Attention:	The President

With a copy to:

JAFCO INVESTMENT (HONG KONG) LTD
Beijing Representative Office

	Address:	Room 817 Beijing Fortune Building No. 5 Dong San Huan Bei Lu Chao Yang District, Beijing 100004,
China
	Fax :	+86 10 6590 9729
	Attention:	Chief Representative

[Signature Page to Third Amended IRA]

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement on the date first written above.

INVESTOR:		NEW ACCESS INVESTMENTS GROUP LIMITED

		By:	/s/ Qian Xuefeng
Name: Qian Xuefeng
Capacity:
		Address:	P.O. Box 173,
Kingston Chambers,
Road Town, Tortola,
British Virgin Islands
		Fax:	86-21-51748557

NEW ACCESS CAPITAL INTERNATIONAL LIMITED

	By:	/s/ Qian Xuefeng
Name: Qian Xuefeng
Capacity:

Address:

Fax: 86-21-51748557

[Signature Page to Third Amended IRA]

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date first written above.

INVESTOR:	GS CAR RENTAL HK LIMITED

	By:	/s/ Dominique LE GAL /s/ Marie-Florence GESTE

	Name:	Dominique LE GAL	Marie-Florence GESTE

	Title:	Manager	Manager

Address: Level 28, Three Pacific Place
1 Queen’s Road East
Hong Kong

Fax: +852 2978 0440

INVESTOR:	GS CAR RENTAL HK PARALLEL LIMITED

	By:	/s/ Dominique LE GAL /s/ Marie-Florence GESTE

	Name:	Dominique LE GAL	Marie-Florence GESTE

	Title:	Manager	Manager

Address: Level 28, Three Pacific Place
1 Queen’s Road East
Hong Kong

Fax: +852 2978 0440

[Signature Page to Third Amended IRA]

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date first written above.

INVESTOR:	THE CRAWFORD GROUP, INC.

	By:	/s/ William W. Snyder
Name: William W. Snyder
Capacity: CFO/VP

	Address:	600 Corporate Park Drive
St. Louis, Mo. 63015 USA

	Fax:	314-512-5226

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date first written above.

INVESTOR:	CTRIP INVESTMENT HOLDING LTD.

	By:	/s/ James Liang
Name:
Capacity:
Address:

Fax:

SCHEDULE A

LIST OF INVESTORS

Name	Type & Jurisdiction	Address

CLASS A INVESTORS

QIMING VENTURE PARTNERS II, L.P.	Limited Partnership Cayman Islands	11400 SE Sixth Street Suite 100 Bellevue, Washington 98004 Attention: Robert Headley Phone: (425) 709-0772 Fax: (425) 709-0798

QIMING VENTURE PARTNERS II-C, L.P.	Limited Partnership Cayman Islands	11400 SE Sixth Street Suite 100 Bellevue, Washington 98004 Attention: Robert Headley Phone: (425) 709-0772

QIMING MANAGING DIRECTORS FUND II, L.P.	Limited Partnership Cayman Islands	11400 SE Sixth Street Suite 100 Bellevue, Washington 98004 Attention: Robert Headley Phone: (425) 709-0772

IGNITION GROWTH CAPITAL I, L.P.	Limited Partnership Delaware	2711 Centerville Road, Suite 400, Wilmington, New Castle County, Delaware 19808

IGNITION GROWTH CAPITAL MANAGING DIRECTORS FUND I, LLC	Limited Partnership Delaware	2711 Centerville Road, Suite 400, Wilmington, New Castle County, Delaware 19808

CDH CAR RENTAL SERVICE LIMITED	International Business Company British Virgin Islands	Maples Corporate Services (BVI) Limited, PO Box 173 Kingston Chambers Road Town, Tortola British Virgin Islands

NEW ACCESS CAPITAL INTERNATIONAL LIMITED	Company British Virgin Islands	P.O. Box 173, Kingston Chambers, Road Town, Tortola, British Virgin Islands

THE CRAWFORD GROUP, INC.	Missouri	600 Corporate Park Drive, St.

	Corporation	Louis, Missouri 63105, the United States

SERIES A INVESTORS

QIMING VENTURE PARTNERS II, L.P.	Limited Partnership Cayman Islands	11400 SE Sixth Street Suite 100 Bellevue, Washington 98004 Attention: Robert Headley Phone: (425) 709-0772 Fax: (425) 709-0798

QIMING VENTURE PARTNERS II-C, L.P.	Limited Partnership Cayman Islands	11400 SE Sixth Street Suite 100 Bellevue, Washington 98004 Attention: Robert Headley Phone: (425) 709-0772

QIMING MANAGING DIRECTORS FUND II, L.P.	Limited Partnership Cayman Islands	11400 SE Sixth Street Suite 100 Bellevue, Washington 98004 Attention: Robert Headley Phone: (425) 709-0772

IGNITION GROWTH CAPITAL I, L.P.	Limited Partnership Delaware	2711 Centerville Road, Suite 400, Wilmington, New Castle County, Delaware 19808

IGNITION GROWTH CAPITAL MANAGING DIRECTORS FUND I, LLC	Limited Partnership Delaware	2711 Centerville Road, Suite 400, Wilmington, New Castle County, Delaware 19808

SERIES B INVESTORS

QIMING VENTURE PARTNERS II, L.P.	Limited Partnership Cayman Islands	PO Box 309 GT, Ugland House, South Church Street, George Town, Grand Cayman, Cayman Islands

QIMING VENTURE PARTNERS II-C, L.P.	Limited Partnership Cayman Islands	PO Box 309 GT, Ugland House, South Church Street, George Town, Grand Cayman, Cayman Islands

QIMING MANAGING DIRECTORS FUND II, L.P.	Limited Partnership Cayman Islands	PO Box 309 GT, Ugland House, South Church Street, George Town, Grand Cayman, Cayman Islands

IGNITION GROWTH CAPITAL I, L.P.	Limited Partnership Delaware	2711 Centerville Road, Suite 400, Wilmington, New Castle County, Delaware 19808

IGNITION GROWTH CAPITAL MANAGING DIRECTORS FUND I, LLC	Limited Partnership Delaware	2711 Centerville Road, Suite 400, Wilmington, New Castle County, Delaware 19808

CDH CAR RENTAL SERVICE LIMITED	International Business Company British Virgin Islands	Maples Corporate Services (BVI) Limited, PO Box 173 Kingston Chambers Road Town, Tortola British Virgin Islands

JAFCO ASIA TECHNOLOGY FUND IV	Exempted Company Cayman Islands	Walkers Corporate Services Limited, Walker House, 87 Mary Street, George Town, Grand Cayman, KY1-9005, Cayman Islands

NEW ACCESS INVESTMENTS GROUP LIMITED	Company British Virgin Islands	P.O. Box 173, Kingston Chambers, Road Town, Tortola, British Virgin Islands

ROCK STEADY INVESTMENTS LIMITED	Company British Virgin Islands	Sea Meadow House, Blackburne Highway, (P.O. Box 116), Road Town, Tortola, British Virgin Islands

SERIES C INVESTORS

GS CAR RENTAL HK LIMITED	Hong Kong	Level 28, Three Pacific Place, 1 Queen’s Road East, Hong Kong

GS CAR RENTAL HK PARALLEL LIMITED	Hong Kong	Level 28, Three Pacific Place, 1 Queen’s Road East, Hong Kong

CDH CAR RENTAL SERVICE LIMITED	International Business Company British Virgin Islands	Maples Corporate Services (BVI) Limited, PO Box 173 Kingston Chambers Road Town, Tortola British Virgin Islands

JAFCO ASIA TECHNOLOGY FUND IV	Exempted Company Cayman Islands	Walkers SPV Limited, Walker House, 87 Mary Street, George Town, Grand Cayman, Cayman Islands

NEW ACCESS INVESTMENTS	Company	P.O. Box 173, Kingston

GROUP LIMITED	British Virgin Islands	Chambers, Road Town, Tortola, British Virgin Islands

QIMING VENTURE PARTNERS II, L.P.	Limited Partnership Cayman Islands	PO Box 309 GT, Ugland House, South Church Street, George Town, Grand Cayman, Cayman Islands

QIMING VENTURE PARTNERS II-C, L.P.	Limited Partnership Cayman Islands	PO Box 309 GT, Ugland House, South Church Street, George Town, Grand Cayman, Cayman Islands

QIMING MANAGING DIRECTORS FUND II, L.P.	Limited Partnership Cayman Islands	PO Box 309 GT, Ugland House, South Church Street, George Town, Grand Cayman, Cayman Islands

IGNITION GROWTH CAPITAL I, L.P.	Limited Partnership Delaware	2711 Centerville Road, Suite 400, Wilmington, New Castle County, Delaware 19808

IGNITION GROWTH CAPITAL MANAGING DIRECTORS FUND I, LLC	Limited Partnership Delaware	2711 Centerville Road, Suite 400, Wilmington, New Castle County, Delaware 19808

SERIES D INVESTOR

THE CRAWFORD GROUP, INC.	Missouri Corporation	600 Corporate Park Drive, St. Louis, Missouri 63105, the United States

SERIES E INVESTOR

CTRIP INVESTMENT HOLDING LTD.	Cayman Islands Corporation	Offshore Incorporations (Cayman) Limited, Floor 4, Willow House, Cricket Square, P.O. Box 2804, Grand Cayman KY1-1112, Cayman Islands

IGNITION GROWTH CAPITAL I, L.P.	Limited Partnership Delaware	2711 Centerville Road, Suite 400, Wilmington, New Castle County, Delaware 19808

IGNITION GROWTH CAPITAL MANAGING DIRECTORS FUND I, LLC	Limited Partnership Delaware	2711 Centerville Road, Suite 400, Wilmington, New Castle County, Delaware 19808

SCHEDULE B

LIST OF MEMBERS OF THE COMPANY GROUP

Name	Type & Jurisdiction	Address

eHi Auto Services Limited	Limited Liability Company Cayman Islands	the offices of Offshore Incorporations (Cayman) Limited, Scotia Centre, 4th Floor, P.O. Box 2804, George Town, Grand Cayman KY1-1112, Cayman Islands

eHi Auto Services (Hong Kong) Holding Limited 一嗨汽车服务（香港） 控股有限 公司	Company Limited by Shares Hong Kong	12th Floor Ruttonjee House, 11 Duddell Street, Central, Hong Kong

Shuzhi Information Technology (Shanghai) Co., Ltd. 树知信息技术（上海） 有限公司	Wholly Foreign — owned Enterprise PRC	Unit 406, Block 49, 555 Wenxi Road, Shanghai (上海市闻喜路555弄49号406室)

eHi Auto Services (Jiangsu) Co., Ltd. 一嗨汽车服务（江苏） 有限公司	Wholly Foreign — owned Enterprise PRC	No. 668, Shi Er Road, Dingmao Jing, New District, Zhenjiang, Jiangsu Province ( 镇江新区丁卯经十二路668号)

Shanghai eHi Car Rental Co., Ltd. 上海一嗨汽车租赁有限公司	Sino-foreign Equity Joint Venture PRC	Unit 409, Block 49, 555 Wenxi Road, Shanghai (上海市闻喜路555弄49号409室)

Beijing eHi Car Rental Co., Ltd. 北京一嗨汽车租赁有限公司	Limited Liability Company PRC	Unit 1, 11/F, Block 5, 38 Garden Road North, Haidian District, Beijing (北京市海淀区花园北路38号5号楼11层1号)

Jinan eHi Car Rental Co., Ltd. 济南一嗨汽车租赁有限公司	Limited Liability Company PRC	Suite 111, Block No.2, Building No.6, Qun Sheng Hua Cheng, Jing Yi Wei Liu Road, Huaiyin District, Jinan, Shandong Province ( 济南市 槐荫区经一纬六路群盛华城6号 楼2单元111室)

Chongqing eHi Car Rental Co., Ltd. 重庆一嗨汽车租赁有限公司	Limited Liability Company PRC	Sub No. 49, 56 Taishan Avenue East Section, Northern New District, Chongqing (重庆市北部

新区泰山大道东段56号附49号)

Hainan eHi Self-Drive Car Services Co., Ltd. 海南一嗨自驾车服务有限公司	Limited Liability Company PRC	Shop B12, 1/F, Hui Jin Ming Cheng, No. 27 Da Tong Road, Haikou, Hainan Province ( 海口市大同路27号汇锦名城一层B12商铺)

Wuxi eHi Car Rental Co., Ltd. 无锡一嗨汽车租赁有限公司	Limited Liability Company PRC	37 Beida Street, Beitang District, Wuxi, Jiangsu Province ( 无锡市北塘区北大街37号)

Guangzhou Haida Car Rental Co. Ltd. 广州嗨达汽车租赁有限公司	Limited Liability Company PRC	Shop 1005, First Floor, 436 Yanling Road, Tianhe District, Guangzhou, Guangdong Province ( 广州市天河区燕岭路436号首层自编1005铺)

Shenyang Shenhai Car Rental Co., Ltd. 沈阳沈嗨汽车租赁有限公司	Limited Liability Company PRC	No.176 Xiao Shen Zi Street, Dadong District, Shenyang, Liaoning Province ( 沈阳市大东区小什字街176号)

Shenzhen eHi Car Repair Services Co., Ltd. 深圳一嗨汽车维修服务有限公 司	Limited Liability Company PRC	Suite 101, Block 3, Zhuguang Second Industrial Zone, Taoyuan Jie Dao, Nanshan District, Shenzhen, Guangdong Province ( 深 圳市南山区桃源街道珠光第二工 业区3栋101室)

Shanghai Smart Brand Auto Driving Services Co., Ltd. 上海智明汽车驾驶服务有限公司	Limited Liability Company PRC	Suite 3226, 3/F, No.471 Fen Xi Road, Shanghai (上海市汾西路471号三楼3326 室)

Beijing Smart Brand Sunshine Labour Services Co., Ltd. 北京智明阳光劳务服务有限公司	Limited Liability Company PRC	2-0721, 7/F, Block 16, Yi Cheng Yuan, Cheng Nan Jia Yuan, Fengtai District, Beijing ( 北京市丰台区城南嘉园益城园16号楼7层2-0721)

Chongqing Smart Brand Auto Driving Technique Services Co., Ltd. 重庆智明汽车驾驶技术服务有限公司	Limited Liability Company PRC	Sub No.49, No.56 Taishan Avenue East Section, Yubei District, Chongqing ( 重庆市渝北区泰山大道东段56号附49)

Shanghai eHi Chengshan Car Rental Co., Ltd. 上海一嗨成山汽车租赁有限公	Limited Liability Company PRC	No. 208 Chenshan Road, Pudong District, Shanghai (上海市浦东新区成山路208号)

司

Shanghai eHi Siping Car Rental Co., Ltd. 上海一嗨四平汽车租赁有限公司	Limited Liability Company PRC	Suite 102, Building 4, No. 781 Sipin Road, Hongkong District, Shanghai (上海市虹口区四平路781号4幢102 室)

Suzhou eHi Car Rental Co., Ltd. 苏州一嗨汽车租赁有限公司	Limited Liability Company PRC	No. 343 Beihuan East Road, Suzhou (苏州市北环东路343号)

Shijiazhuang eHi Car Rental Co., Ltd. 石家庄一嗨汽车租赁有限公司	Limited Liability Company PRC	1st Floor South Yutong International Sports Center, Changan District, Shijiazhuang (石家庄市长安区裕彤国际体育中心一层南部14.5轴前厅)

Jiangyin eHi Car Rental Co., Ltd. 江阴一嗨汽车租赁有限公司	Limited Liability Company PRC	No. 232 Hongqiao South Road, Jiangyin ( 江阴市虹桥南路232号)

Shenzhen eHi Car Rental Co., Ltd. 深圳一嗨汽车租赁有限公司	Limited Liability Company PRC	A13, Main Building, Yayuan Hotel, No. 1001 Dongmen North Road, Luohu District, Shenzhen ( 深圳市罗湖区东门北路1001号雅园宾馆主楼A13铺)

Hanghzou eHi Car Rental Co., Ltd. 杭州一嗨汽车租赁有限公司	Limited Liability Company PRC	Suite 5-2, Building 2, Dong Fang Li Du Garden, Jianggan District, Hangzhou (杭州市江干区东方丽都花苑2幢商铺5号-2)

SCHEDULE C

The Persons that comprise GS are wholly indirectly-owned by four Persons. Two of these Persons are partnerships formed under the laws of a state of the United States (the “US Funds”). The other two Persons are partnerships formed outside the US (the “non-US Funds”). Each Party acknowledges that neither the Code nor the U.S. Department of Treasury regulations thereunder clearly specify the appropriate method for computing the amount and/or value of stock owned, or treated as owned for US federal income tax purposes, by “United States shareholders” within the meaning of section 951(b) of the Code. In view of this uncertainty, each Party acknowledges and agrees that the value of GS owned, directly or indirectly by United States Persons has been determined as follows:

(1)     The percentage of GS owned directly or indirectly by the US Funds has been treated as owned by United States Persons.

(2)     A percentage of GS owned directly or indirectly by the non-US Funds has been treated as owned by United States Persons in an amount equal the product of (i) the percentage of GS owned by the non-US Funds and (ii) a fraction, the numerator of which is the total capital commitments to the non-US Funds from United States Persons and the denominator of which is the total capital commitments to the non-US Funds. For purposes of determining whether any partner in a non-US Fund is itself a “United States person,” GS has relied on the Internal Revenue Service Forms W-8BEN, W-8IMY, W-8ECI, W-8EXP and W-9, as applicable, submitted by the partners in the non-US Funds.

(3)     A percentage of GS owned directly or indirectly by the non-US Funds has been treated as owned by United States Persons in an amount equal to the product of (i) the maximum profit or incentive allocation payable, if any, with respect to a capital commitment to the non-US Funds and (ii) a fraction, the numerator of which is the total capital commitments to the non-US Funds potentially subject to promote (if any) and the denominator of which is the total capital commitments to the non-US Funds.